              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
                      VALLEY FORGE LIFE INSURANCE COMPANY
                                      AND
              VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE ANNUITY
                                SEPARATE ACCOUNT

     This prospectus describes a flexible premium deferred variable annuity contract (the "Contract") that Valley Forge Life Insurance Company ("VFL") issues. The Contract may be sold to or used in connection with retirement plans, including plans that qualify for special federal income tax treatment under the Internal Revenue Code.

     You (the Owner) may allocate Net Purchase Payments and Contract values to one or more of the Subaccounts of Valley Forge Life Insurance Company Variable Annuity Separate Account (the "Variable Account"), or to the Interest Adjustment Account for one or more guarantee periods, or to both. Prior to May 1, 2000, the Interest Adjustment Account was known as the Guaranteed Interest Option. The 34 Subaccounts of the Variable Account available with this Contract invest their assets in a corresponding investment portfolio (each, a "Fund") of Federated Insurance Series, The Alger American Fund, Van Eck Worldwide Insurance Trust, First Eagle SoGen Variable Funds, Inc., Variable Insurance Products Fund, Variable Insurance Products Fund II, MFS Variable Insurance Trust, Janus Aspen Series, Alliance Variable Products Series Fund, American Century Variable Portfolios, Inc., Franklin Templeton Variable Insurance Products Trust, Lazard Retirement Series and The Universal Institutional Funds, Inc. (you may review a complete list of the Funds beginning on the next page).

     The Contract Value will vary daily as a function of the Subaccounts' investment performance and any interest VFL credits under the Interest Adjustment Account. VFL does not guarantee any minimum Variable Contract Value for amounts you allocate to the Variable Account.

     This prospectus sets forth information regarding the Contract, and the Variable Account that you should know before purchasing a Contract. You should read the prospectuses for the Funds, which provide information regarding each Fund's investment objectives and policies, in conjunction with this prospectus. A Statement of Additional Information having the same date as this prospectus and providing additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission (the "SEC"). It is incorporated herein by reference. To obtain a free copy of this document, call or write the Service Center.

     The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC, including VFL. The website address is http://www.sec.gov.

     Please read this prospectus carefully and keep it for future reference. The current prospectuses for the Funds must accompany this prospectus.

     An investment in a Contract is not:

          -  a bank deposit or obligation
          -  guaranteed or endorsed by any bank
          - insured by the Federal Deposit Insurance Corporation or any other government agency

     An investment in the Contract involves certain risks. You may lose your purchase payments (principal).

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Date: May 1, 2001

You may choose to invest in the following Funds:

FEDERATED INSURANCE SERIES
Advised by Federated Investment Management Company

-  Federated High Income Bond Fund II

-  Federated Prime Money Fund II

-  Federated Utility Fund II

THE ALGER AMERICAN FUND
Advised by Fred Alger Management, Inc.

-  Alger American Growth Portfolio

-  Alger American MidCap Growth Portfolio

-  Alger American Small Capitalization Portfolio

-  Alger American Leveraged AllCap Portfolio

VAN ECK WORLDWIDE INSURANCE TRUST
Advised by Van Eck Associates Corporation

-  Van Eck Worldwide Emerging Markets Fund

-  Van Eck Worldwide Hard Assets Fund

FIRST EAGLE SOGEN VARIABLE FUNDS, INC. (formerly, SOGEN VARIABLE FUNDS, INC.)
  Advised by Arnhold and S. Bleichroeder Advisers, Inc.

-  First Eagle SoGen Overseas Variable Fund (formerly, SoGen Overseas Variable
   Fund)

VARIABLE INSURANCE PRODUCTS FUND (VIP), Initial Class and
VARIABLE INSURANCE PRODUCTS FUND II (VIP II), Initial Class
Advised by Fidelity Management & Research Company

-  Fidelity VIP II Asset Manager Portfolio

-  Fidelity VIP II Contrafund(R) Portfolio

-  Fidelity VIP Equity-Income Portfolio

-  Fidelity VIP II Index 500 Portfolio

MFS VARIABLE INSURANCE TRUST
Advised by MFS Investment Management

-  MFS Emerging Growth Series

-  MFS Investors Trust Series (formerly, MFS Growth With Income Series)

-  MFS Research Series

-  MFS Total Return Series

JANUS ASPEN SERIES, Institutional Shares
Advised by Janus Capital Corporation

-  Janus Aspen Series Capital Appreciation Portfolio

-  Janus Aspen Series Growth Portfolio

-  Janus Aspen Series Balanced Portfolio

-  Janus Aspen Series Flexible Income Portfolio

-  Janus Aspen Series International Growth Portfolio

-  Janus Aspen Series Worldwide Growth Portfolio

ALLIANCE VARIABLE PRODUCTS SERIES FUND, Class B Shares
Advised by Alliance Capital Management, L.P.

-  Alliance Premier Growth Portfolio

-  Alliance Growth and Income Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
Advised by American Century Investment Management, Inc.

-  American Century VP Income & Growth Fund

-  American Century VP Value Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, Class 2 Shares

-  Templeton Developing Markets Securities Fund
   Advised by Templeton Asset Management Ltd.

-  Templeton Asset Strategy Fund
   Advised by Templeton Investment Counsel, LLC

LAZARD RETIREMENT SERIES
Advised by Lazard Asset Management

-  Lazard Retirement Equity Portfolio

-  Lazard Retirement Small Cap Portfolio

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (formerly, Morgan Stanley Dean Witter
   Universal Funds, Inc.)
Advised by Morgan Stanley Asset Management

-  Morgan Stanley International Magnum Portfolio

-  Morgan Stanley Emerging Markets Equity Portfolio

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
FEE TABLE...................................................      1
SUMMARY.....................................................      8
  General Description of the Contract.......................      8
  Purchasing a Contract.....................................      8
  Canceling the Contract....................................      9
  Charges and Fees..........................................      9
  Transfers.................................................     10
  Withdrawals...............................................     11
  Surrenders................................................     11
  Other Information.........................................     11
THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS.............     12
  VFL.......................................................     12
  The Variable Account......................................     12
  The Funds.................................................     13
DESCRIPTION OF THE CONTRACT.................................     19
  Purchasing a Contract.....................................     19
  Canceling the Contract....................................     19
  Crediting and Allocating Purchase Payments................     20
  Variable Contract Value...................................     20
  Transfers.................................................     22
  Withdrawals...............................................     24
  Surrenders................................................     25
  Death of Owner or Annuitant...............................     25
  Payments by VFL...........................................     27
  Telephone Transaction Privileges..........................     27
  Supplemental Riders.......................................     28
CONTRACT CHARGES AND FEES...................................     28
  Surrender Charge (Contingent Deferred Sales Charge).......     28
  Annual Administration Fee.................................     30
  Transfer Processing Fee...................................     30
  Taxes on Purchase Payments................................     30
  Mortality and Expense Risk Charge.........................     30
  Administration Charge.....................................     31
  Fund Expenses.............................................     31
  Possible Charge for VFL's Taxes...........................     31
SELECTING AN ANNUITY PAYMENT OPTION.........................     32
  Annuity Date..............................................     32
  Annuity Payment Dates.....................................     32
  Election and Changes of Annuity Payment Options...........     32
  Annuity Payments..........................................     33
  Annuity Payment Options...................................     35

                                                                PAGE
                                                                ----
ADDITIONAL CONTRACT INFORMATION.............................     36
  Ownership.................................................     36
  Changing the Owner or Beneficiary.........................     36
  Misstatement of Age or Sex................................     36
  Change of Contract Terms..................................     37
  Reports to Owners.........................................     37
  Miscellaneous.............................................     37
YIELDS AND TOTAL RETURNS....................................     38
TAXES.......................................................     40
  Annuity Contracts in General..............................     40
  Qualified and Non-Qualified Contracts.....................     40
  Withdrawals -- Non-Qualified Contracts....................     41
  Withdrawals -- Qualified Contracts........................     41
  Withdrawals -- Tax-Sheltered Annuities....................     42
  Diversification...........................................     42
OTHER INFORMATION...........................................     43
  Distribution of the Contracts.............................     43
  Voting Privileges.........................................     43
  Legal Proceedings.........................................     44
  Company Holidays..........................................     44
GLOSSARY....................................................     45
APPENDIX A -- CONDENSED FINANCIAL INFORMATION...............    A-1
APPENDIX B..................................................    B-1

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                   FEE TABLE

--------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES
Sales load imposed on purchase payments.....................      0%
Maximum Surrender Charge (as a percentage of purchase
  payments surrendered or withdrawn)........................      7%
Transfer Processing Fee (each, after first 12 in a Contract
  Year).....................................................     $25
Annual Administration Fee (waived if Contract Value exceeds
  $50,000)..................................................     $30

VARIABLE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF NET
  ASSETS)
Mortality and Expense Risk Charge...........................   1.25%
Administration Charge.......................................   0.15%
--------------------------------------------------------------------
Total Variable Account Annual Expenses......................   1.40%
--------------------------------------------------------------------
--------------------------------------------------------------------

ANNUAL FUND EXPENSES
(as a percentage of Fund average net assets)

-------------------------------------------------------------------------------------------------------
                                                                        OTHER            TOTAL ANNUAL
                                                                   EXPENSES (AFTER      EXPENSES (AFTER
                                                                    WAIVER AND/OR       WAIVERS AND/OR
                                                                   REIMBURSEMENTS       REIMBURSEMENTS
                                     MANAGEMENT                     WITH RESPECT         WITH RESPECT
                                      (ADVISORY         12B-1        TO CERTAIN           TO CERTAIN
                                        FEES)           FEES           FUNDS)               FUNDS)
-------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
  (See Note 1)
  Federated High Income Bond Fund
     II, Primary Shares...........      0.60%              --           0.16%                0.76%
  Federated Prime Money Fund II...      0.48%              --           0.19%                0.67%
  Federated Utility Fund II.......      0.75%              --           0.16%                0.91%
THE ALGER AMERICAN FUND
  Alger American Growth
     Portfolio....................      0.75%              --           0.04%                0.79%
  Alger American MidCap Growth
     Portfolio....................      0.80%              --           0.04%                0.84%
  Alger American Small
     Capitalization Portfolio.....      0.85%              --           0.05%                0.90%
  Alger American Leveraged AllCap
     Portfolio....................      0.85%              --           0.05%                0.90%
VARIABLE INSURANCE PRODUCTS FUND
  (VIP), INITIAL CLASS AND
  VARIABLE INSURANCE PRODUCTS FUND
  II (VIP II), INITIAL CLASS
  Fidelity VIP II Asset Manager
     Portfolio....................      0.53%              --           0.08%                0.61%
  Fidelity VIP II Contrafund
     Portfolio (See Note 2).......      0.57%              --           0.09%                0.66%
  Fidelity VIP Equity-Income
     Portfolio (See Note 2).......      0.48%              --           0.08%                0.56%
  Fidelity VIP II Index 500
     Portfolio (See Note 3).......      0.24%              --           0.09%                0.33%
MFS VARIABLE INSURANCE TRUST
  (See Note 4)
  MFS Emerging Growth Series......      0.75%              --           0.10%                0.85%
  MFS Investors Trust Series......      0.75%              --           0.12%                0.87%
  MFS Research Series.............      0.75%              --           0.10%                0.85%
  MFS Total Return Series.........      0.75%              --           0.15%                0.90%
JANUS ASPEN SERIES, INSTITUTIONAL
  SHARES (See Note 5)
  Janus Aspen Series Capital
     Appreciation Portfolio.......      0.65%              --           0.02%                0.67%
  Janus Aspen Series Growth
     Portfolio....................      0.65%              --           0.02%                0.67%
  Janus Aspen Series Balanced
     Portfolio....................      0.65%              --           0.01%                0.66%
  Janus Aspen Series Flexible
     Income Portfolio.............      0.65%              --           0.11%                0.76%
  Janus Aspen Series International
     Growth Portfolio.............      0.65%              --           0.06%                0.71%
  Janus Aspen Series Worldwide
     Growth Portfolio.............      0.65%              --           0.04%                0.69%

-------------------------------------------------------------------------------------------------------
                                                                        OTHER            TOTAL ANNUAL
                                                                   EXPENSES (AFTER      EXPENSES (AFTER
                                                                    WAIVER AND/OR       WAIVERS AND/OR
                                                                   REIMBURSEMENTS       REIMBURSEMENTS
                                     MANAGEMENT                     WITH RESPECT         WITH RESPECT
                                      (ADVISORY         12B-1        TO CERTAIN           TO CERTAIN
                                        FEES)           FEES           FUNDS)               FUNDS)
-------------------------------------------------------------------------------------------------------
ALLIANCE VARIABLE PRODUCTS SERIES
  FUND, CLASS B SHARES
  Alliance Premier Growth
     Portfolio....................      1.00%           0.25%           0.05%                1.30%
  Alliance Growth and Income
     Portfolio....................      0.63%           0.25%           0.07%                0.95%
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. (See Note 6)
  American Century VP Income &
     Growth Fund..................      0.70%              --           0.00%                0.70%
  American Century VP Value Fund..      1.00%              --           0.00%                1.00%
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST, CLASS
  2 SHARES (See Note 7)
  Templeton Developing Markets
     Securities Fund..............      1.25%           0.25%           0.31%                1.81%
  Templeton Asset Strategy Fund...      0.60%           0.25%           0.22%                1.07%
LAZARD RETIREMENT SERIES
  (See Note 8)
  Lazard Retirement Equity
     Portfolio....................      0.75%           0.25%           0.25%                1.25%
  Lazard Retirement Small Cap
     Portfolio....................      0.75%           0.25%           0.25%                1.25%
THE UNIVERSAL INSTITUTIONAL FUNDS,
  INC. (See Note 9)
  Morgan Stanley International
     Magnum Portfolio.............      0.50%              --           0.68%                1.18%
  Morgan Stanley Emerging Markets
     Equity Portfolio.............      1.09%              --           0.71%                1.80%
FIRST EAGLE SOGEN VARIABLE FUNDS,
  INC. (See Note 10)
  First Eagle SoGen Overseas
     Variable Fund................      0.75%           0.25%           0.50%                1.50%
VAN ECK WORLDWIDE INSURANCE TRUST
  (See Note 11)
  Van Eck Worldwide Emerging
     Markets Fund.................      1.00%              --           0.26%                1.26%
  Van Eck Worldwide Hard Assets
     Fund.........................      1.00%              --           0.14%                1.14%
-------------------------------------------------------------------------------------------------------

NOTES:

 [1] The Fund did not pay or accrue the shareholder services fee during the fiscal year ended December 31, 2000. The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2001. With respect to the Federated Insurance Series portfolios, the adviser and the shareholder services have voluntarily waived a portion or all of the management fees (including shareholder services fees). The adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the "Management Fees" would have been as follows: 0.85% for the Federated High Income Bond Fund II, Primary Shares; 0.75% for the Federated Prime Money Fund II; and 1.00% for the Federated Utility Fund II.

 [2] Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.

 [3] The fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed a certain level. Including this reimbursement, the annual class operating expenses were 0.28%. This arrangement may be discontinued by the fund's manager at any time.

 [4] Each of these funds has an expense offset arrangement which reduces its custodian fee based upon the amount of cash it maintains with its custodian and dividend disbursing agent, and may enter into such arrangements and directed brokerage arrangements (which would also have the effect of reducing its expenses). Any such fee reductions are not reflected above under "Other Expenses" and therefore are higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Annual Expenses" would be lower and would equal 0.84% for MFS Emerging Growth Series, 0.86% for MFS Investors Trust Series, 0.84% for MFS Research Series, and 0.89% for MFS Total Return Series.

 [5] Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Growth, Capital Appreciation, International Growth, Worldwide Growth, and Balanced Portfolios. All expenses are shown without the effect of expense offset arrangements.

 [6] The funds of American Century Variable Portfolios, Inc. have a stepped fee schedule. As a result, the funds' management fees generally decrease as the funds' assets increase.

 [7] The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus.

 [8] Effective January 1, 2000, Lazard Asset Management, the Fund's investment adviser, has agreed to waive its fee and/or reimburse the Portfolios through December 31, 2000 to the extent total annual portfolio expenses exceed 1.25% of the Portfolio's average daily net assets. Absent such an agreement, the other expenses and total annual portfolio expenses for the year ended December 31, 2000 would have been 4.07% and 5.07% for the Lazard Retirement Equity Portfolio and 1.76% and 2.76% for the Lazard Retirement Small Cap Portfolio.

 [9] With respect to the Universal Institutional Funds, Inc. portfolios, the investment adviser has voluntarily waived a portion or all of the management fees and reimbursed other expenses of the portfolios to the extent total operating expenses exceed the following percentages: Emerging Markets Equity Portfolio 1.75%, International Magnum Portfolio 1.15%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the "Management Fees" and "Other Expenses" would have been as follows: 1.25% and 0.71%, respectively for the Emerging Markets Equity Portfolio; and 0.80% and 0.68%, respectively for the International Magnum Portfolio.

[10] The annualized ratios of operating expenses to average net assets for the period ended December 31, 2000 would have been 2.65% without the effect of the investment advisory fee waiver and expense reimbursement provided by the advisor.

[11] Operating Expenses for the Worldwide Hard Assets Fund and the Worldwide Emerging Markets Fund were reduced by a brokerage agreement where the Funds direct certain portfolio trades to a broker that, in return, pays a portion of the Funds' operating expenses. The Adviser agreed to assume expenses on the Worldwide Emerging Markets Fund exceeding 1.30% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the year ended December 31, 2000. Without such absorption, Other Expenses were .16% for the Worldwide Hard Assets Fund, and .33% for the Worldwide Emerging Markets Fund for the year ended December 31, 2000 and Total Expenses were 1.16% and 1.33% respectively.

     Taxes on purchase payments, generally ranging from 0% to 3.5% of purchase payments, may be applicable, depending upon the laws of various jurisdictions.

     The above tables are intended to assist the Owner in understanding the costs and expenses that he or she will bear directly or indirectly. The table reflects the anticipated expenses of the Variable Account and reflect the actual expenses for each Fund for the year ended December 31, 2000. For a more complete description of the various costs and expenses, see "CONTRACT CHARGES AND FEES" and the prospectuses for each Fund.

EXAMPLES

     The expenses assume that the current fee waivers and/or expense reimbursement arrangements for the Funds continue for the periods shown in the examples below.

     If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 purchase payment, assuming a 5% annual rate of return on assets:

---------------------------------------------------------------------------------
                                                     ONE    THREE   FIVE     TEN
                       FUNDS                         YEAR   YEARS   YEARS   YEARS
---------------------------------------------------------------------------------
Federated High Income Bond Fund II.................   96     139     175     287
Federated Prime Money Fund II......................   95     136     170     277
Federated Utility Fund II..........................   97     144     183     303
Fidelity VIP Equity-Income Portfolio...............   94     133     164     265
Fidelity VIP II Asset Manager Portfolio............   94     134     167     271
Fidelity VIP II Contrafund Portfolio...............   95     136     169     276
Fidelity VIP II Index 500 Portfolio................   91     125     152     240
Alger American Growth Portfolio....................   96     140     176     290
Alger American MidCap Growth Portfolio.............   97     141     179     295
Alger American Small Capitalization Portfolio......   97     143     182     302
Alger American Leveraged AllCap Portfolio..........   97     143     182     302
MFS Emerging Growth Series.........................   97     142     180     296
MFS Investors Trust Series.........................   97     142     181     298
MFS Research Series................................   97     142     180     296
MFS Total Return Series............................   97     143     182     302
First Eagle SoGen Overseas Variable Fund...........  103     162     213     363
Van Eck Worldwide Emerging Markets Fund............  101     155     201     339
Van Eck Worldwide Hard Assets Fund.................  100     151     195     327
Janus Aspen Series Growth Portfolio................   95     136     170     277
Janus Aspen Series Capital Appreciation
  Portfolio........................................   95     136     170     277
Janus Aspen Series International Growth
  Portfolio........................................   95     137     172     281
Janus Aspen Series Worldwide Growth Portfolio......   95     137     171     279
Janus Aspen Series Balanced Portfolio..............   95     136     169     276
Janus Aspen Series Flexible Income Portfolio.......   96     139     175     287
Alliance Premier Growth Portfolio..................  101     156     203     343
Alliance Growth and Income Portfolio...............   98     145     185     307
American Century VP Income & Growth Fund...........   95     137     172     280
American Century VP Value Fund.....................   98     146     187     312
Templeton Developing Markets Securities Fund.......  107     172     229     393
Templeton Asset Strategy Fund......................   99     149     191     319
Lazard Retirement Equity Portfolio.................  101     154     200     338
Lazard Retirement Small Cap Portfolio..............  101     154     200     338
Morgan Stanley International Magnum Portfolio......  100     152     197     331
Morgan Stanley Emerging Markets Equity Portfolio...  107     171     229     392
---------------------------------------------------------------------------------

     If you do not surrender your contract after the end of the specified time period or if you begin receiving annuity payments you would pay the following aggregate expenses on the same investment:

---------------------------------------------------------------------------------
                                                     ONE    THREE   FIVE     TEN
                       FUNDS                         YEAR   YEARS   YEARS   YEARS
---------------------------------------------------------------------------------
Federated High Income Bond Fund II.................   26      79     135     287
Federated Prime Money Fund II......................   25      76     130     277
Federated Utility Fund II..........................   27      84     143     303
Fidelity VIP Equity-Income Portfolio...............   24      73     124     265
Fidelity VIP II Asset Manager Portfolio............   24      74     127     271
Fidelity VIP II Contrafund Portfolio...............   25      76     129     276
Fidelity VIP II Index 500 Portfolio................   21      65     112     240
Alger American Growth Portfolio....................   26      80     136     290
Alger American MidCap Growth Portfolio.............   27      81     139     295
Alger American Small Capitalization Portfolio......   27      83     142     302
Alger American Leveraged AllCap Portfolio..........   27      83     142     302
MFS Emerging Growth Series.........................   27      82     140     296
MFS Investors Trust Series.........................   27      82     141     298
MFS Research Series................................   27      82     140     296
MFS Total Return Series............................   27      83     142     302
First Eagle SoGen Overseas Variable Fund...........   33     102     173     363
Van Eck Worldwide Emerging Markets Fund............   31      95     161     339
Van Eck Worldwide Hard Assets Fund.................   30      91     155     327
Janus Aspen Series Growth Portfolio................   25      76     130     277
Janus Aspen Series Capital Appreciation
  Portfolio........................................   25      76     130     277
Janus Aspen Series International Growth
  Portfolio........................................   25      77     132     281
Janus Aspen Series Worldwide Growth Portfolio......   25      77     131     279
Janus Aspen Series Balanced Portfolio..............   25      76     129     276
Janus Aspen Series Flexible Income Portfolio.......   26      79     135     287
Alliance Premier Growth Portfolio..................   31      96     163     343
Alliance Growth and Income Portfolio...............   28      85     145     307
American Century VP Income & Growth Fund...........   25      77     132     280
American Century VP Value Fund.....................   28      86     147     312
Templeton Developing Markets Securities Fund.......   37     112     189     393
Templeton Asset Strategy Fund......................   29      89     151     319
Lazard Retirement Equity Portfolio.................   31      94     160     338
Lazard Retirement Small Cap Portfolio..............   31      94     160     338
Morgan Stanley International Magnum Portfolio......   30      92     157     331
Morgan Stanley Emerging Markets Equity Portfolio...   37     111     189     392
---------------------------------------------------------------------------------

     The examples provided above assume that no transfer processing fees or purchase payment taxes have been assessed. The examples also assume that the annual administration fee is $30 and that the Contract Value per Contract is $10,000, which translates the annual administration fee into an assumed .30% charge (for purposes of the examples) based on a $1,000 investment. Under some fixed annuity options, the surrender charges would not apply.

     THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE 5% ANNUAL RETURN ASSUMED IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED RATE.

                                    SUMMARY

GENERAL DESCRIPTION OF THE CONTRACT

     The summary section of this prospectus contains a brief description of the most important parts of the contract. You may find further detail in other sections of this prospectus, the related Statement of Additional Information, the contract, and the prospectuses of the underlying mutual funds. If you need more information, please contact our Variable Support Center at (800) 262-1755.

     In many jurisdictions, we issue the contract directly to individuals. In some jurisdictions, however, we may issue only group contracts. We issue group contracts to or on behalf of groups. For example, we may issue a group contract to an employer on behalf of its employees. Individuals who are part of groups for which a contract is issued receive a certificate containing the same provisions as the group contract. Throughout this prospectus, the term "contract" refers to individual contracts, group contracts and certificates under group contracts.

     Under this contract you may:

          - allocate all or a portion of your net purchase payments among several subaccounts of our Valley Forge Life Insurance Company Variable Annuity Separate Account;
          - transfer amounts you have already invested under the contract among the subaccounts;
          - allocate all (or a portion of) your net purchase payments to our Interest Adjustment Account; and
          - transfer amounts you have already invested under the contract to our Interest Adjustment Account.

     The Interest Adjustment Account offers various interest rates and time periods ("guarantee periods") from which to select. Prior to May 1, 2000, the Interest Adjustment Account was known as the Guaranteed Interest Option. VFL has segregated its assets in the Interest Adjustment Account from its general account. The interest rates offered by the Interest Adjustment Account will depend on the time period selected. In certain circumstances, if you withdraw money from the account before the expiration of the time period you may be subject to an interest adjustment. The adjustment may be positive or negative. However, you will never get back less than the purchase payment, plus 3% (less any surrender charge).

     We do not promise that the amount that you invest under this contract will increase in value. You bear the investment risk for all amounts invested under this contract, except for the amounts that you allocate to the Interest Adjustment Account.

     You have a choice of annuity payment options. The beneficiary that you select also may apply any death benefit to certain annuity payment options. You may change your annuity date, within certain limits.

PURCHASING A CONTRACT

     Your initial purchase payment for a contract must be at least $2,000. You may make additional purchase payments of at least $100. We may refuse to accept additional purchase payments at any time for any reason.

     In your application to purchase a contract, you specify the accounts to which you want to allocate your initial purchase payment. Your initial purchase payment may be allocated in any combination among the subaccounts, and the guarantee periods within the Interest Adjustment Account.

     Once you have selected the subaccounts or guarantee periods within the Interest Adjustment Account to which you want to allocate your initial purchase payment, you must then decide the percentage of the purchase payment to be allocated to each selected account. All percentage allocations must be in whole numbers. You must allocate at least:

          - 1% of a purchase payment to any subaccount or to any guarantee period within the Interest Adjustment Account; and
          - $500.00 to any selected guarantee period within the Interest Adjustment Account.

     We will allocate any subsequent purchase payments among the subaccounts and the guarantee periods within the Interest Adjustment Account in accordance with the percentages that you provided to us in your application. If you want to change these percentage allocations, you must let us know, in writing, of such changes.

     You may also change these percentage allocations by telephone, provided you have authorized us to accept such changes in your application, or in another writing.

CANCELING THE CONTRACT

     You may cancel this contract by returning it to us within 10 days after you first receive it or longer where required by law. Once you cancel the contract, we will give you a refund. Your refund will be equal to the sum of the investment values in the Subaccounts and Interest Adjustment Account less certain fees or charges. We will not deduct any mortality risk charge, expense risk charge, or administration charge from your refund.

     Please note, you may live in a state that (1) requires a cancellation period longer than 10 days; and/or (2) requires that we return to you the amount of purchase payments that you made to us (rather than the investment values in the subaccounts and Interest Adjustment Account). If you do live in such a state, we will comply with such state's laws regarding cancellations and refunds. We reserve the right to allocate your initial purchase payment to a money market account or similar investment option, for 15 days before we allocate your first purchase payment to the investment option(s) you have selected. (In some states, the period may be longer.)

CHARGES AND FEES

     Once you purchase a contract, your Contract Value may be decreased by the following charges and fees:

     (1) SURRENDER CHARGE. We will deduct a surrender charge for certain withdrawals if:

          - you withdraw or surrender an amount equal to your purchase payment (as described in the next two paragraphs) before the passage of five full calendar years from the date that we received your purchase payment; or

          - you decide to receive annuity payments during the first full five calendar years from the date we received your purchase payment.

     The surrender charge is 7% of the purchase payment if you surrender or withdraw the purchase payment within two full years after we received it. The surrender charge reduces by 1% each year thereafter for the next three years and is 0% in year six and beyond following receipt of the purchase payment.

     In determining whether you have withdrawn your purchase payment, we assume that when you withdraw amounts under your contract, that:

          - you first withdraw the portion of your contract value that is greater than the sum of your purchase payments; and
          - you withdraw earlier purchases payments before later purchase payments.

     We will not deduct a surrender charge for withdrawals of any amount of your Contract Value that exceeds the sum of your purchase payments. We will not deduct a surrender charge under certain fixed annuitization options.

     (2) ADMINISTRATION CHARGE. We will deduct a daily charge equal to 0.000411% of the Valley Forge Life Insurance Company Variable Annuity Separate Account's net assets. This daily charge covers a portion of our administration costs. This daily charge is approximately equal to an annual charge of 0.15%.

     (3) MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge equal to 0.003446% of the Valley Forge Life Insurance Company Variable Annuity Separate Account's net assets. This charge compensates us for assuming certain mortality and expense risks. This daily charge is approximately equal to an annual charge of 1.25%.

     (4) ANNUAL ADMINISTRATION FEE. If your Contract Value is less than $50,000, we will deduct an annual administration fee of $30.

     (5) TRANSFER PROCESSING FEE. Your first 12 transfers among the subaccounts and/or Interest Adjustment Account are free. We will then deduct $25 for each transfer in excess of the 12 free transfers during a Contract Year.

     (6) TAXES ON PURCHASE PAYMENTS. Generally, you are taxed for income tax purposes on purchase payments, if at all, at the time you begin to receive annuity payments. Any charges for taxes on purchase payments are deducted from your contract value at that time. These taxes range generally between 0% and 3.5% of purchase payments.

     (7) MUTUAL FUND EXPENSES. The mutual funds in which your purchase payments are invested may deduct certain operating fees. Please read the prospectus for each of the mutual funds for details on these expenses and operating fees.

TRANSFERS

     At any time prior to the date you begin to receive annuity payments, you may transfer all or part of a contract value among subaccount(s) or guarantee periods of the Interest Adjustment Account. You may transfer the lesser of $500 or the entire value of the account. On transfers among Subaccounts, the first 12 transfers during each Contract Year are free. VFL assesses a transfer processing fee of $25 for each transfer in excess of 12 during the Contract Year. With the Interest Adjustment Account, you may make up to

4 transfers per Contract Year of all or part of any Guarantee Amount to a Subaccount or a new guarantee period.

WITHDRAWALS

     At any time prior to the date you begin to receive annuity payments, you may (subject to certain restrictions) withdraw part of the contract value. We may deduct certain amounts from your withdrawal, which may include a surrender charge and purchase payment tax charges. Your withdrawals may result in adverse federal income tax consequences, including a 10% penalty tax for distributions taken prior to age 59 1/2, in addition to any income tax that you may owe.

SURRENDERS

     At any time prior to date you begin to receive annuity payments, you may surrender the contract and receive its surrender value. The surrender value is equal to the contract value, less certain charges (including a surrender charge, purchase payment tax charges and administration charges. You may elect to have the surrender value paid in a single sum or under an annuity payment option. Your surrender may result in adverse federal income tax consequences, including a penalty tax, in addition to any income tax that you may owe. The surrender value will be determined as of the date we receive your Written Notice for surrender of this contract at our Service Center.

OTHER INFORMATION

     CONDENSED FINANCIAL INFORMATION. You will find the Variable Account's condensed financial information in Appendix A of this prospectus.

                THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS

VFL

     VFL is a life insurance company organized under the laws of the Commonwealth of Pennsylvania in 1956 and is authorized to transact business in the District of Columbia, Puerto Rico, Guam and all states except New York. VFL's home office is located at 401 Penn St., Reading, Pennsylvania 19601, and its executive office is located at CNA Plaza, Chicago, Illinois 60685. VFL is a wholly-owned subsidiary of Continental Assurance Company ("Assurance"), a life insurance company which, as of December 31, 2000, had consolidated assets of approximately $14 billion. Subject to a reinsurance pooling agreement with Assurance, VFL assumes all insurance risks under the Contracts, and VFL's assets, which as of December 31, 2000 were approximately $4.3 billion, support the benefits under the Contracts.

THE VARIABLE ACCOUNT

     The Variable Account is a separate investment account of VFL established under Pennsylvania law on February 12, 1996. VFL owns the assets of the Variable Account. These assets are held separately from VFL's General Account and its other separate accounts. That portion of the Variable Account's assets that is equal to the reserves and other Contract liabilities of the Variable Account is not chargeable with liabilities arising out of any other business VFL may conduct. If the assets exceed the required reserves and other contract liabilities, VFL may transfer the excess to VFL's General Account. The Variable Account's assets will at all times, equal or exceed the sum of the Subaccount Values of all Contracts funded by the Variable Account.

     The Variable Account is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust and meets the definition of a "separate account" under the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or VFL. The Variable Account also is governed by the laws of Pennsylvania, VFL's state of domicile, and may also be governed by laws of other states in which VFL does business.

     The Variable Account has 40 Subaccounts (34 of which are available with this Contract), each of which invests in shares of a corresponding Fund. Income, gains and losses, realized or unrealized, from assets allocated to a Subaccount are credited to or charged against that Subaccount without regard to other income, gains or losses of VFL.

     CHANGES TO THE VARIABLE ACCOUNT. Where permitted by applicable law, VFL may make the following changes to the Variable Account:

        (1) any changes required by the 1940 Act or other applicable law or regulation;

        (2) combine separate accounts, including the Variable Account;

        (3) add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

        (4) make Subaccounts (including new Subaccounts) available to such classes of Contracts as VFL may determine;

        (5) add new Funds or remove existing Funds;

        (6) substitute new Fund(s) for any existing Fund if shares of the Fund are no longer available for investment or if VFL determines that investment in a Fund is no longer appropriate in light of the purposes of the Variable Account;

        (7) deregister the Variable Account under the 1940 Act if such registration is no longer required; and

        (8) operate the Variable Account as a management investment company under the 1940 Act or as any other form permitted by law.

     No such changes will be made without any necessary approval of the SEC and applicable state insurance departments. Owners will be notified of any changes.

THE FUNDS

     Each Subaccount invests in a corresponding Fund. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company and is managed by a registered investment adviser. The Funds available with this Contract, as well as a brief description of their investment objectives, are provided below.

     Certain Funds may have investment objectives and policies similar to other funds that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than those of such other funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to any other Fund, even those with the same investment adviser or manager.

     A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

     FEDERATED INSURANCE SERIES

     The Federated High Income Bond Fund II, Federated Prime Money Fund II and Federated Utility Fund II Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of Federated Insurance Series ("IS"). IS issues 14 "series" or classes of shares, each of which represents an interest in a Fund of IS. Three of these series of shares are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          FEDERATED HIGH INCOME BOND FUND II. This Fund invests primarily in high-yield, lower-rated corporate bonds that seek to achieve high current income.

          FEDERATED PRIME MONEY FUND II. This Fund invests in money market instruments maturing in thirteen months or less to achieve current income consistent with stability of principal and liquidity.

          FEDERATED UTILITY FUND II. This Fund invests in equity securities of utility companies to achieve high current income and moderate capital appreciation.

     IS is advised by Federated Investment Management Company.

     VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

     The Equity-Income Subaccount invests in shares of a corresponding Fund (i.e., investment portfolios) of Variable Insurance Products Fund ("VIP Fund"). VIP Fund issues five "series" or classes of shares, each of which represents an interest in a Fund of VIP Fund. One of these series of shares is available as an investment option under the Contracts. Asset Manager, Contrafund, and Index 500 Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of Variable Insurance Products Fund II ("VIP Fund II"). VIP Fund II issues five "series" or classes of shares, each of which represents an interest in a Fund of VIP Fund II. Three of these series of shares are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          FIDELITY VIP II ASSET MANAGER PORTFOLIO. This Fund seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

          FIDELITY VIP II CONTRAFUND PORTFOLIO. This Fund seeks capital appreciation over the long-term by investing in companies that are undervalued or out-of-favor.

          FIDELITY VIP EQUITY-INCOME PORTFOLIO. This Fund seeks current income by investing primarily in income producing equity securities. In choosing these securities, the Fund also considers the potential for capital appreciation.

          FIDELITY VIP II INDEX 500 PORTFOLIO. This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Index of 500 Common Stocks.

     VIP Fund and VIP Fund II are each advised by Fidelity Management & Research Company.

     THE ALGER AMERICAN FUND

     Alger American Growth, Alger American MidCap Growth, Alger American Small Capitalization and Alger American Leveraged AllCap Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of The Alger American Fund ("AAF"). AAF issues six "series" or classes of shares, each of which represents an interest in a Fund of AAF. Four of these series of shares are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          ALGER AMERICAN GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests primarily in equity securities of companies having a market capitalization within the range of companies in the S&P Mid-Cap 400 Index(R).

          ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term capital appreciation by investing primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell(R) 2000 Growth Index or the S&P Small Cap 600 Index(R).

          ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO. This Fund seeks long-term capital appreciation. Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

     AAF is advised by Fred Alger Management, Inc.

     MFS VARIABLE INSURANCE TRUST

     The MFS Emerging Growth, MFS Investors Trust, MFS Research and MFS Total Return Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of MFS Variable Insurance Trust ("MFSVIT"). MFSVIT issues 16 "series" or classes of shares, each of which represents an interest in a Fund of MFSVIT. Four of these series of shares are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          MFS EMERGING GROWTH SERIES. This Fund seeks to obtain long-term growth of capital by investing primarily in common stocks of companies that are early in their life cycle but which have the potential to become major enterprises.

          MFS INVESTORS TRUST SERIES (formerly, MFS Growth with Income Series). This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

          MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income.

          MFS TOTAL RETURN SERIES. This Fund seeks primarily to provide above-average income consistent with prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

     MFSVIT is advised by Massachusetts Financial Services Company.

     FIRST EAGLE SOGEN VARIABLE FUNDS, INC. (formerly, SoGen Variable Funds,
Inc.)

     The First Eagle SoGen Overseas Variable subaccount invests in shares of a corresponding Fund (i.e., investment portfolio) of First Eagle SoGen Variable Funds, Inc. ("FESG"). FESG issues one "series" or class of shares, which represents an interest in a Fund of FESG. This series of shares is available as an investment option under the Contract. The investment objective of this Fund is set forth below.

          FIRST EAGLE SOGEN OVERSEAS VARIABLE FUND (formerly, SoGen Overseas Variable Fund). This Fund seeks long-term growth of capital by investing primarily in securities of small and medium size non-U.S. companies.

     FESG is advised by Arnhold and S. Bleichroeder Advisers, Inc. (prior to December 31, 1999, Societe Generale Asset Management Corp. was the adviser).

     VAN ECK WORLDWIDE INSURANCE TRUST

     The Worldwide Emerging Markets and Worldwide Hard Assets Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of Van Eck Worldwide Insurance Trust ("VEWIT"). VEWIT issues five "series" or classes of shares, each of which represents an interest in a Fund of VEWIT. Two of these series of shares are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          VAN ECK WORLDWIDE EMERGING MARKETS FUND. This Fund seeks capital appreciation by investing primarily in equity securities in emerging markets around the world.

          VAN ECK WORLDWIDE HARD ASSETS FUND. This Fund seeks long-term capital appreciation by investing globally, primarily in securities of companies engaged directly or indirectly in the exploration, development, production and distribution of one or more of the following sectors: precious metals, ferrous and non-ferrous metals, oil and gas, forest products, real estate and other basic non-agricultural commodities.

     VEWIT is advised by Van Eck Associates Corporation.

     JANUS ASPEN SERIES, INSTITUTIONAL SHARES

     The Janus Aspen Series Capital Appreciation, Janus Aspen Series Growth, Janus Aspen Series Balanced, Janus Aspen Series Flexible Income, Janus Aspen Series International Growth and Janus Aspen Series Worldwide Growth Subaccounts each invest in shares of corresponding Funds (i.e., "investment portfolios") of Janus Aspen Series ("JAS"). JAS issues multiple portfolios, each of which offers two or more classes of shares. Six of these portfolios are available as investment options under the Contract. The investment objectives and strategies of these Funds are set forth below.

          JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO. This non-diversified Fund seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential.

          JANUS ASPEN SERIES GROWTH PORTFOLIO. This Fund seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks selected for their growth potential.

          JANUS ASPEN SERIES BALANCED PORTFOLIO. This Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

          JANUS ASPEN SERIES FLEXIBLE INCOME PORTFOLIO. This Fund seeks to obtain maximum total return, consistent with preservation of capital by investing primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock.

          JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO. This Fund seeks long-term growth of capital by normally investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States.

          JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO. This Fund seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world.

     JAS is advised by Janus Capital Corporation.

     ALLIANCE VARIABLE PRODUCTS SERIES FUND, CLASS B SHARES

     The Alliance Premier Growth and Alliance Growth and Income Subaccounts each invest in shares of a corresponding Portfolio of Alliance Variable Products Series Fund ("AVP"). AVP has multiple Portfolios. Two of these Portfolios are available as investment options under the Contract. The investment objectives of these Portfolios are set forth below.

          ALLIANCE PREMIER GROWTH PORTFOLIO. This Portfolio seeks long term growth of capital by pursuing aggressive investment policies.

          ALLIANCE GROWTH AND INCOME PORTFOLIO. This Portfolio seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend paying common stocks of good quality.

     AVP is advised by Alliance Capital Management L.P.

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     The American Century VP Income & Growth and American Century VP Value Subaccounts each invest in shares of Funds of American Century Variable Portfolios, Inc. ("ACVP"). ACVP consists of multiple Funds. Two of the Funds are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          AMERICAN CENTURY VP INCOME & GROWTH FUND. This Fund seeks dividend growth, current income and capital appreciation by investing in common stocks.

          AMERICAN CENTURY VP VALUE FUND. This Fund seeks long-term capital growth by investing primarily in common stocks. Income is a secondary objective.

     ACVP is advised by American Century Investment Management, Inc.

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, CLASS 2 SHARES

     The Templeton Developing Markets Securities and the Templeton Asset Strategy Subaccounts each invest in Class 2 shares of Funds of Franklin Templeton Variable Insurance Products Trust which consists of multiple Funds. Two of the Funds are available as investment options under the Contract. The investment objectives of the Funds are set forth below.

          TEMPLETON DEVELOPING MARKETS SECURITIES FUND. This Fund seeks long-term capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in emerging markets equity securities.

          TEMPLETON ASSET STRATEGY FUND. This Fund seeks high total return. The Fund invests in equity securities of companies in any country, debt securities of companies and governments of any country, and in money market instruments.

     The Templeton Developing Markets Securities Fund is advised by Templeton Asset Management Ltd. and the Templeton Asset Strategy Fund is advised by Templeton Investment Counsel, LLC.

     LAZARD RETIREMENT SERIES

     The Lazard Retirement Equity and Lazard Retirement Small Cap Subaccounts each invest in shares of a corresponding Fund of Lazard Retirement Series ("LRS"). LRS is comprised of multiple Funds, two of which are available as investment options under the Contract. The investment objectives of the Funds are set forth below.

          LAZARD RETIREMENT EQUITY PORTFOLIO. This Fund seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations in the range of the S&P 500(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

          LAZARD RETIREMENT SMALL CAP PORTFOLIO. This Fund seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

     LRS is advised by Lazard Asset Management.

     THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (formerly, Morgan Stanley Dean Witter Universal Funds, Inc.)

     The Morgan Stanley International Magnum and the Morgan Stanley Emerging Markets Equity Subaccounts each invest in a corresponding Fund of The Universal Institutional Funds, Inc. ("Universal Funds"). Universal Funds consists of multiple Funds, two of which are available as investment options under the Contract. The investment objectives of the Funds are set forth below.

          MORGAN STANLEY INTERNATIONAL MAGNUM PORTFOLIO. This Fund seeks long term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

          MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO. This Fund seeks long term capital appreciation by investing primarily in equity securities of issuers in emerging market countries.

     Universal Funds is advised by Morgan Stanley Asset Management.

     No one can assure that any fund will achieve its stated Objectives and Policies.

     More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectus for each Fund which accompanies this prospectus and the current statement of additional information for the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Purchase Payments or transfers among the Subaccounts.

     Please note that not all of the Funds described in the prospectuses for the Funds are available with the Contract. Moreover, VFL cannot guarantee that each Fund will always be available for its variable annuity contracts, but in the event that a Fund is not available, VFL will take reasonable steps to secure the availability of a comparable fund. Shares of each Fund are purchased and redeemed at net asset value, without a sales charge.

     VFL has entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser pays VFL a servicing fee based upon an annual percentage of the average aggregate net assets invested by VFL on behalf of the Variable Account. These agreements reflect administrative services provided to the Funds by VFL. Payments of such amounts by an adviser do not increase the fees paid by the Funds or their shareholders.

     Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with VFL or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, VFL will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

                          DESCRIPTION OF THE CONTRACT

PURCHASING A CONTRACT

     A prospective Owner may purchase a Contract by submitting an application through a licensed agent of VFL who is also a representative of a broker-dealer having a selling agreement with CNA Investor Services, Inc. ("CNA/ISI") or appointed directly with CNA/ISI, the principal underwriter for the Contracts. The maximum Age on the Contract Effective Date for Annuitants is 85. An initial purchase payment must be delivered to the Service Center along with the Owner's application. The minimum initial purchase payment is $2,000. The minimum additional purchase payment VFL will accept is $100. Unless VFL gives its prior approval, it will not accept an initial purchase payment in excess of $500,000 and reserves the right not to accept any purchase payment for any reason. VFL will send Owners a confirmation notice upon receipt and acceptance of the Owner's purchase payment.

CANCELING THE CONTRACT

     Owners may cancel the Contract during the Cancellation Period, which is the 10-day period after an Owner receives the Contract. Some states may require a longer

Cancellation Period. To cancel the Contract, the Owner must mail or deliver the Contract to the Service Center or to the agent who sold it. VFL will refund the Contract Value plus any fees or charges deducted except for the mortality and expense risk charge and the administration charge. If the Owner purchased a Contract in a state that requires the return of purchase payments during the Cancellation Period and the Owner chooses to exercise the cancellation right, then VFL will return the purchase payments.

CREDITING AND ALLOCATING PURCHASE PAYMENTS

     If the application for a Contract is properly completed and is accompanied by all the information necessary to process it (including payment of the initial purchase payment) VFL will allocate the initial Purchase Payment then as designated by the Owner to one or more of the Subaccounts or the Interest Adjustment Account within two business days of receipt of such Purchase Payment by VFL at its Service Center. If the application is not properly completed, VFL reserves the right to retain the Purchase Payment for up to five business days while it attempts to complete the application. If the application cannot be made complete within five business days, the applicant will be informed of the reasons for the delay and the initial Purchase Payment will be returned immediately unless the applicant specifically consents to VFL retaining the initial Purchase Payment until the application is made complete. The initial Purchase Payment will then be credited within two business days after receipt of a properly completed application. VFL will credit additional Purchase Payments that are accepted by VFL as of the end of the Valuation Period during which the Payment was received at the Service Center.

     The initial Purchase Payment is allocated among the Subaccounts and the Interest Adjustment Account as specified on the application. If the Contract is issued in a state that requires the return of purchase payments during the Cancellation Period, we reserve the right to allocate your initial purchase payment to a money market account or similar investment, during the Cancellation Period.

     Owners may allocate Purchase Payments among any or all Subaccounts or guarantee periods available. If an Owner elects to invest in a particular Subaccount or guarantee period, at least 1% of the Purchase Payment must be allocated to that Subaccount or guarantee period. All percentage allocations must be in whole numbers. The minimum amount that may be allocated to any guarantee period is $500. VFL allocates any additional Purchase Payments among the Subaccounts and the Interest Adjustment Account in accordance with the allocation schedule in effect when such Purchase Payment is received at the Service Center unless it is accompanied by Written Notice directing a different allocation.

VARIABLE CONTRACT VALUE

     SUBACCOUNT VALUE. The Variable Contract Value is the sum of all Subaccount Values and therefore reflects the investment experience of the Subaccounts to which it is allocated. The Subaccount Value for any Subaccount as of the Contract Effective Date is equal to the amount of the initial Purchase Payment allocated to that Subaccount. On subsequent Valuation Days prior to the Annuity Date, the Subaccount Value is equal to that part of any Purchase Payment allocated to the Subaccount and any amount transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by withdrawals (including any applicable surrender charges and any applicable purchase payment tax charge) and any amounts transferred out of that Subaccount.

     ACCUMULATION UNITS. Net Purchase Payments allocated to a Subaccount or amounts of Contract Value transferred to a Subaccount are converted into Accumulation Units. For any Contract, the number of Accumulation Units credited to a Subaccount is determined by dividing the dollar amount directed to the Subaccount by the value of the Accumulation Unit for that Subaccount for the Valuation Day on which the Purchase Payment or transferred amount is invested in the Subaccount. Therefore, Purchase Payments allocated to or amounts transferred to a Subaccount under a Contract increase the number of Accumulation Units of that Subaccount credited to the Contract.

     The Accumulation Unit value for each Subaccount was arbitrarily set initially at $10 when the Subaccount began operations. Thereafter, the Accumulation Unit value at the end of every Valuation Day is the Accumulation Unit value at the end of the previous Valuation Day multiplied by the net investment factor, as described below. The Subaccount Value for a Contract is determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Subaccount by the Accumulation Unit value for that Subaccount.

     Decreases in Subaccount Value under a Contract are effected by the cancellation of Accumulation Units of a Subaccount. Therefore, surrenders, withdrawals, transfers out of a Subaccount, payment of a death benefit, the application of Variable Contract Value to an Annuity Payment Option on the Annuity Date, and the deduction of the annual administration fee all result in the cancellation of an appropriate number of Accumulation Units of one or more Subaccounts. Accumulation Units are canceled as of the end of the Valuation Period in which VFL received Written Notice regarding the event.

     The Accumulation Unit value for each Subaccount was arbitrarily set initially at $10 when the Subaccount began operations. Thereafter, the Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the Net Investment Factor (described below). The Subaccount Value for a Contract is determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Subaccount by the Accumulation Unit value for that Subaccount.

     THE NET INVESTMENT FACTOR. The Net Investment Factor is an index applied to measure the investment performance of a Subaccount from one Valuation Period to the next. For each Subaccount, the Net Investment Factor reflects the investment experience of the Fund in which that Subaccount invests and the charges assessed against that Subaccount for a Valuation Period. The Net Investment Factor is calculated by dividing (1) by (2) and subtracting (3) from the result, where:

          (1) is the result of:

             a. the Net Asset Value Per Share of the Fund held in the
                Subaccount, determined at the end of the current Valuation Period; plus

             b. the per share amount of any dividend or capital gain
                distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

             c. a per share charge or credit for any taxes reserved for, which is determined by VFL to have resulted from the operations of the Subaccount.

          (2) is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the last prior Valuation Period.

          (3) is a daily factor representing the mortality and expense risk charge and the administration charge deducted from the Subaccount, adjusted for the number of days in the Valuation Period.

TRANSFERS

     GENERAL. Prior to the Annuity Date and after the Cancellation Period, an Owner may transfer by telephone or other mutually agreed upon communication medium all or part of any Subaccount Value to another Subaccount(s) (subject to its availability) or to one or more available guarantee periods, or transfer all or part of any Guarantee Amount to any Subaccount(s) (subject to its availability) or to one or more available guarantee periods, subject to the following restrictions. The minimum transfer amount is $500 or the entire Subaccount Value or Guarantee Amount, if less. The minimum Subaccount Value or Guarantee Amount that may remain following a transfer is $500. A transfer request that would reduce any Subaccount Value or Guarantee Amount below $500 is treated as a transfer request for the entire Subaccount Value or Guarantee Amount. Only four transfers may be made each Contract Year from all or part of any Guarantee Amount. The first 12 transfers during each Contract Year are free. VFL assesses a transfer processing fee of $25 for each transfer in excess of 12 during a Contract Year. The transfer processing fee is deducted from the amount being transferred. Each transfer made by telephone or other mutually agreed upon communication medium is considered one transfer regardless of how many Subaccounts or guarantee periods are affected by the transfer.

     DOLLAR-COST AVERAGING FACILITY. If elected in the application or at any time thereafter prior to the Annuity Date by Written Notice, an Owner may systematically transfer (on a monthly, quarterly, semi-annual or annual basis) specified dollar amounts from the money market Subaccount to other Subaccounts. Dollar cost averaging begins on the first available transfer date after our Service Center receives your request. This is known as the "dollar-cost averaging" method of investment. The fixed-dollar amount purchases more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of Units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

     Owners may only elect to use the dollar-cost averaging facility if their money market Subaccount Value is at least $1,000 at the time of the election. The minimum transfer amount under the facility is $100 per month (or the equivalent). If dollar-cost averaging transfers are to be made to more than one Subaccount, then the Owner must indicate the dollar amount of the transfer to be made to each. At least $50 must be designated to each Subaccount.

     Transfers under the dollar-cost averaging facility are made as of the same calendar day each month. If this calendar day is not a Valuation Day, transfers are made as of the next Valuation Day. Once elected, transfers under the dollar-cost averaging facility continue until the money market Subaccount Value is depleted, the Annuity Date occurs or until the Owner cancels the election by Written Notice at least seven days in advance of the next transfer date. Alternatively, Owners may specify in advance a date for transfers under the facility to cease. There is no additional charge for using the dollar-cost averaging facility. Transfers under the facility do not count towards the 12 transfers permitted without a transfer processing fee in any Contract Year. VFL reserves the right to discontinue offering the dollar-cost averaging facility at any time and for any reason or to change its features.

     GUARANTEED DOLLAR-COST AVERAGING FACILITY. If elected in the application, an Owner may use the dollar-cost averaging facility to systematically transfer specified dollar amounts (on a monthly or quarterly basis) from a Guarantee Amount under the Interest Adjustment Account. For this purpose, VFL may, from time to time, offer a special one-year or six-month guarantee period designed for use with the dollar-cost averaging facility. When available, an Owner may allocate all or part of the initial purchase payment to a special guarantee period. These special guarantee periods are not available for subsequent purchase payments or transfers of Contract Value. The minimum dollar amount that may be transferred from a Guarantee Amount using the dollar-cost averaging facility is that amount which results in the entire Guarantee Amount being transferred to one or more Subaccounts by the end of the special guarantee period and in no case shall be less than $5,000. Once elected, transfers from a Guarantee Amount under the facility do not cease until the Guarantee Amount is depleted. No interest adjustment applies to transfers described in this paragraph. All other requirements applicable to dollar-cost averaging transfers from the money market Subaccount apply to transfers described in this paragraph.

     AUTOMATIC SUBACCOUNT VALUE REBALANCING. If elected in the application or requested by Written Notice at any time thereafter prior to the Annuity Date, an Owner may instruct VFL to automatically transfer (on a quarterly, semi-annual or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among such Subaccounts ("automatic Subaccount Value rebalancing"). Such percentage allocations must be in whole numbers. Once elected, automatic Subaccount Value rebalancing begins on the first Valuation Day of the next calendar quarter or other period (or, if later, the next calendar quarter or other period after the expiration of the Cancellation Period).

     Owners may stop automatic Subaccount Value rebalancing at any time by Written Notice at least seven calendar days before the first Valuation Day in a new period. Owners may specify allocations between and among as many Subaccounts as are available at the time automatic Subaccount Value rebalancing is elected. Once automatic Subaccount Value rebalancing has been elected, any subsequent allocation instructions that differ from the then-current rebalancing allocation instructions are treated as a request to change the automatic Subaccount Value rebalancing allocation. Owners may change automatic Subaccount Value rebalancing allocations at any time. Allocation changes will take effect as of the Valuation Day that instructions are received at the Service Center. Once automatic Subaccount Value rebalancing is in effect, an Owner may only transfer Subaccount Value among or between Subaccounts by changing the automatic Subaccount Value rebalancing allocation instructions. Changes to automatic Subaccount Value rebalancing must be made by Written Notice.

     There is no additional charge for automatic Subaccount Value rebalancing and rebalancing transfers do not count as one of the 12 transfers available without a transfer processing fee during any Contract Year. If automatic Subaccount Value rebalancing is elected at the same time as the dollar-cost averaging facility or when the dollar-cost averaging facility is being utilized, automatic Subaccount Value rebalancing will be postponed until the first Valuation Day in the calendar quarter or other period following the termination of dollar-cost averaging facility. VFL reserves the right to discontinue offering automatic Subaccount Value rebalancing at any time for any reason or to change its features.

WITHDRAWALS

     GENERAL. Prior to the Annuity Date and after the Cancellation Period, an Owner may withdraw part of the Surrender Value, subject to certain limitations. Each withdrawal must be requested by Written Notice. The minimum withdrawal amount is $500. The maximum withdrawal is the amount that would leave a minimum Surrender Value of $1,000. A withdrawal request that would reduce any Subaccount Value or Guarantee Amount below $500 will be treated as a request for a withdrawal of all of that Subaccount Value or Guarantee Amount.

     VFL withdraws the amount requested from the Contract Value as of the day that VFL receives an Owner's Written Notice, and sends the Owner that amount. VFL will then deduct any applicable surrender charge and any applicable purchase payment tax charge from the remaining Contract Value.

     A Written Notice of withdrawal must specify the amount to be withdrawn from each Subaccount or Guarantee Amount. If the Written Notice does not specify this information, or if any Subaccount Value or Guarantee Amount is inadequate to comply with the request, VFL will make the withdrawal based on the proportion that each Subaccount Value and each Guarantee Amount bears to the Contract Value as of the day of the withdrawal.

     SYSTEMATIC WITHDRAWALS. If elected in the application or requested at any time thereafter prior to the Annuity Date by Written Notice, an Owner may elect to receive periodic withdrawals under VFL's systematic withdrawal plan, free of any surrender charges. Under the systematic withdrawal plan, VFL will make withdrawals (on a monthly, quarterly, semi-annual or annual basis) from Subaccounts specified by the Owner. Withdrawals will begin one frequency period after the request is received at our Service Center. Systematic withdrawals must be at least $100 each and may only be made from Variable Contract Value. Withdrawals under the systematic withdrawal plan may only be made from Subaccounts having $1,000 or more of Subaccount Value at the time of election. The systematic withdrawal plan is not available to Owners using the dollar-cost averaging facility or automatic Subaccount Value rebalancing.

     VFL makes systematic withdrawals on the following basis: (1) as a specified dollar amount, or (2) as a specified whole percent of Subaccount Value.

     Participation in the systematic withdrawal plan terminates on the earliest of the following events: (1) the Subaccount Value from which withdrawals are being made becomes zero, (2) a termination date specified by the Owner is reached, or (3) the Owner requests that his or her participation in the plan cease. Systematic withdrawals being made in order to meet the required minimum distribution under the Code or to make substantially equal payments as required under the Code will continue even though a surrender charge is deducted.

     TAX CONSEQUENCES OF WITHDRAWALS. Consult your tax adviser regarding the tax consequences associated with making withdrawals. A withdrawal made before the taxpayer reaches Age 59 1/2, including systematic withdrawals, may result in imposition of a penalty tax of 10% of the taxable portion withdrawn. See "TAXES" for more details.

SURRENDERS

     An Owner may surrender the Contract for its Surrender Value at any time prior to the Annuity Date. A Contract's Surrender Value fluctuates daily as a function of the investment experience of the Subaccounts in which an Owner is invested. VFL does not guarantee any minimum Surrender Value for amounts invested in the Subaccounts.

     An Owner may elect to have the Surrender Value paid in a single sum or under an Annuity Payment Option. The Surrender Value will be determined as of the date VFL receives the Written Notice for surrender and the Contract at the Service Center.

     Consult your tax adviser regarding the tax consequences of a Surrender. A Surrender made before age 59 1/2 may result in the imposition of a penalty tax of 10% of the taxable portion of the Surrender Value. See "TAXES" for more details.

DEATH OF OWNER OR ANNUITANT

     DEATH BENEFITS ON OR AFTER THE ANNUITY DATE. If an Owner dies on or after the Annuity Date, any surviving joint Owner becomes the sole Owner. If there is no surviving Owner, any successor Owner becomes the new Owner. If there is no surviving or successor Owner, the Payee becomes the new Owner. If an Annuitant or an Owner dies on or after the Annuity Date, the remaining undistributed portion, if any, of the Contract Value will be distributed at least as rapidly as under the method of distribution being used as of the date of such death. Under some Annuity Payment Options, there will be no death benefit.

     DEATH BENEFITS WHEN THE OWNER DIES BEFORE THE ANNUITY DATE. If any Owner dies prior to the Annuity Date, any surviving joint Owner becomes the new sole Owner. If there is no surviving joint Owner, any successor Owner becomes the new Owner and if there is no successor Owner the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of the Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants, in which event the surviving Annuitant becomes the new Owner.

     The following options are available to new Owners:

        (1) to receive the Adjusted Contract Value in a single lump sum within five years of the deceased Owner's death; or

        (2) elect to receive the Adjusted Contract Value paid out under an Annuity Payment Option provided that: (a) Annuity Payments begin within one year of the deceased Owner's death, and (b) Annuity Payments are made in substantially equal installments over the life of the new Owner or over a period not greater than the life expectancy of the new Owner; or

        (3) if the new Owner is the spouse of the deceased Owner, he or she may by Written Notice within one year of the Owner's death, elect to continue the Contract as the new Owner. If the spouse so elects, all of his or her rights as a Beneficiary cease and if the deceased Owner was also the sole Annuitant and appointed no Contingent Annuitant, he or she will become the Annuitant. The spouse will be deemed to have made the election to continue the Contract if he or she makes no election before the expiration of the one year period or if he or she makes any purchase payments under the Contract.

     With regard to new Owners who are not the spouse of the deceased Owner: (a) 1 and 2 apply even if the Annuitant or Contingent Annuitant is alive at the time of the deceased Owner's death, (b) if the new Owner is not a natural person, only option 1 is available, (c) if no election is made within one year of the deceased Owner's death, option 1 is deemed to have been elected.

     Adjusted Contract Value is computed as of the date that VFL receives Due Proof of Death of the Owner. Payments under this provision are in full settlement of all of VFL's liability under the Contract.

     DEATH BENEFITS WHEN THE ANNUITANT DIES BEFORE THE ANNUITY DATE. If the Annuitant dies before the Annuity Date while the Owner is still living, any Contingent Annuitant will become the Annuitant. If the Annuitant dies before the Annuity Date and no Contingent Annuitant has been named, VFL will pay the death benefit described below to the Beneficiary. If there is no surviving Beneficiary, VFL will pay the death benefit to any Contingent Beneficiary. If there is no surviving Contingent Beneficiary, VFL will immediately pay the death benefit to the Owner's estate in a lump sum.

     If the Annuitant who is also an Owner dies or if the Annuitant dies and the Owner is not a natural person, a Beneficiary (or a Contingent Beneficiary):

        (1) will receive the death benefit in a single lump sum within 5 years of the deceased Annuitant's death; or

        (2) may elect to receive the death benefit paid out under an Annuity Payment Option provided that: (a) Annuity Payments begin within 1 year of the deceased Annuitant's death, and (b) Annuity Payments are made in substantially equal installments over the life of the Beneficiary or over a period not greater than the life expectancy of the Beneficiary; or

        (3) if the Beneficiary is the spouse of the deceased Annuitant, he or she may by Written Notice within one year of the Annuitant's death, elect to continue the Contract as the new Owner. If the spouse so elects, all his or her rights as a Beneficiary cease and if the deceased Annuitant was also the sole Annuitant and appointed no Contingent Annuitant, he or she will become the Annuitant. The spouse will be deemed to have made the election to continue the Contract if he or she makes no election before the expiration of the one year period or if he or she makes any purchase payments under the Contract.

     THE DEATH BENEFIT. The death benefit is an amount equal to the greatest of:

        (1) aggregate purchase payments made less any withdrawals as of the date that VFL receives Due Proof of Death of the Annuitant; or

        (2) the Contract Value as of the date that VFL receives Due Proof of Death of the Annuitant; or

        (3) the minimum death benefit described below;

     less any applicable purchase payment tax charge on the date that the death benefit is paid.

     The minimum death benefit is the death benefit floor amount as of the date of the Annuitant's death (a) adjusted, for each withdrawal made since the most recent reset of the death benefit floor amount, multiplying that amount by the product of all ratios of the Contract Value immediately after a withdrawal to the Contract Value immediately before such withdrawal (b) plus any purchase payments made since the most recent reset of the death benefit floor amount.

     The death benefit floor amount is the largest Contract Value attained on any prior Contract Anniversary prior to the Annuitant's Age 81. Therefore, the death benefit floor amount is reset when, on a Contract Anniversary, Contract Value exceeds the current death benefit floor amount.

     Examples of the computation of the death benefit are shown in Appendix B.

PAYMENTS BY VFL

     VFL generally makes payments of withdrawals, surrenders, death benefits, or any Annuity Payments within seven days of receipt of all applicable Written Notices and/or Due Proofs of Death. However, VFL may postpone such payments for any of the following reasons:

        (1) when the New York Stock Exchange ("NYSE") is closed for trading other than customary holiday or weekend closing, or trading on the NYSE is restricted, as determined by the SEC; or

        (2) when the SEC by order permits a postponement for the protection of Owners; or

        (3) when the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

     If a recent check or draft has been submitted, VFL has the right to defer payment of surrenders, withdrawals, death benefits or Annuity Payments until the check or draft has been honored.

     VFL may defer payment of any withdrawal, surrender or transfer of the Interest Adjustment Account up to six months after it receives an Owner's Written Notice. VFL pays interest on the amount of any payment that is deferred. The interest will accrue from the date that payment becomes payable to the date of payment, but not for more than one year, at an annual rate of 3%, or the rate and time required by law.

TELEPHONE TRANSACTION PRIVILEGES

     An Owner may make transfers or change allocation instructions by telephoning the Service Center or by other mutually agreed upon communication medium. An Owner may authorize his agent or representative to make such transfer by completing a form provided by VFL. An authorization form received by VFL at the Service Center is valid until it is rescinded or revoked by Written Notice or until a subsequently dated form signed by the Owner is received at the Service Center. VFL will send Owners a written confirmation of all transfers and allocation changes made pursuant to telephone instructions or instructions made by other mutually agreed upon communication medium.

     The Service Center requires a form of personal identification prior to acting on instructions received by telephone or other mutually agreed upon communication medium and also may tape record instructions received by phone. If VFL follows these procedures, it is not liable for any losses due to unauthorized or fraudulent transactions. VFL reserves the right to suspend telephone transaction privileges at any time for any reason.

SUPPLEMENTAL RIDERS

     The following rider is available and may be added to a Contract.

     INTEREST ADJUSTMENT ACCOUNT FOR SYSTEMATIC TRANSFERS RIDER. This rider allows you to systematically transfer specified dollar amounts of your initial purchase payment (on a monthly or quarterly basis) from a guarantee period of the Interest Adjustment Account. You may allocate all or part of the initial purchase payment to a special guarantee period. This special guarantee period is not available for subsequent purchase payments or Contract Value. There is no cost associated with this rider.

                           CONTRACT CHARGES AND FEES

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

     GENERAL. No sales charge is deducted from purchase payments at the time that such payments are made. However, within certain time limits described below, a surrender charge is deducted upon any withdrawal, surrender or annuitization. A surrender charge is assessed on Cash Value applied to an Annuity Payment Option during the first five Contract Years. The surrender charge is waived if annuitization occurs during Contract Years 2 to 5 and you select annuitization Option 4, 5, or 6. No surrender charge is assessed on Contract Value applied to an Annuity Payment Option after the fifth Contract Year. If on the Annuity Date, however, the Payee elects (or the Owner previously elected) to receive a lump sum, this sum will equal the Surrender Value on such date.

     In the event that surrender charges are not sufficient to cover sales expenses, such expenses will be borne by VFL. Conversely, if the revenue from such charges exceeds such expenses, the excess of revenues from such charges over expenses will be retained by VFL. VFL does not currently believe that the surrender charges deducted will cover the expected costs of distributing the Contracts. Any shortfall will be made up from VFL's general assets, which may include amounts derived from the mortality and expense risk charge.

     CHARGE FOR SURRENDER OR WITHDRAWALS. The surrender charge is equal to the percentage of each purchase payment surrendered or withdrawn (or applied to an Annuity Payment Option during the first five Contract Years) as shown in the table below. The surrender charge is separately calculated and applied to each purchase payment at the time that the purchase payment is surrendered or withdrawn. No surrender charge applies to the

Contract Value in excess of aggregate purchase payments (less prior withdrawals of the payments). The surrender charge is calculated using the assumption that purchase payments are surrendered Contract Value in excess of aggregate purchase payments (less prior withdrawals of purchase payments) is surrendered or withdrawn before any purchase payments and that purchase payments are withdrawn on a first-in-first-out basis. Notwithstanding the foregoing, in each Contract Year after the first Contract Year (or the first Contract Year if systematic withdrawals are in effect), you may withdraw an amount equal to the Free Partial Withdrawal percentage times the Free Partial Withdrawal Basis, without incurring surrender charges.

------------------------------------------------------------------------------------------
                         NUMBER OF FULL YEARS        SURRENDER CHARGE
                        ELAPSED BETWEEN DATE OF     AS A PERCENTAGE OF
                      RECEIPT OF PURCHASE PAYMENT    PURCHASE PAYMENT
                         AND DATE OF SURRENDER         WITHDRAWN OR
                             OF WITHDRAWAL             SURRENDERED
------------------------------------------------------------------------------------------
                                   1..              7        %
                                   2                         7%
                                   3                         6%
                                   4                         5%
                                   5                         4%
                                   6+                        0%
------------------------------------------------------------------------------------------

     WITHDRAWALS. With regard to all withdrawals, VFL withdraws the amount requested from the Contract Value as of the day that it receives the Written Notice regarding the withdrawal and sends the Owner that amount. VFL then deducts any surrender charge and any applicable purchase payment tax charge from the remaining Contract Value. The Written Notice must specify the amount to be withdrawn from each Subaccount or Guarantee Amount. If the Written Notice does not specify this information, or any Subaccount Value or Guarantee Amount is inadequate to comply with your request, VFL will make the withdrawal based on the proportion that each Subaccount Value and each Guarantee Amount bears to the Contract Value as of the day of the withdrawal.

     AMOUNTS NOT SUBJECT TO A SURRENDER CHARGE. Each Contract Year after the first Contract Year (or the first Contract Year if systematic withdrawals are in effect), an Owner may withdraw an amount equal to 15% of the greater of: (1) aggregate purchase payments (less prior withdrawals of purchase payments) as of the first Valuation Day of that Contract Year, or (2) Contract Value as of the day Written Request for the withdrawal is received, without incurring surrender charge. VFL reserves the right to limit the number of such "free" withdrawals in any Contract Year. Owners may carry over to subsequent Contract Years, any unused "free" withdrawal percentages. For example, if 10% of either aggregate purchase payments (less prior withdrawals of purchase payments) or Contract Value is withdrawn in a Contract Year, then in the next Contract Year, the Owner may withdraw an amount equal to 20% (5% unused from the previous Contract Year plus 15% withdrawal percentage for the current Contract Year) of the greater of:
(1) aggregate purchase payments (less prior withdrawals of purchase payments) as of the first Valuation Day of that Contract Year, or (2) Contract Value as of the day Written Request for the withdrawal is received, without incurring surrender charge. However, the maximum amount of "free" withdrawals in any Contract Year is 30% of the greater of (1) or (2) as defined above.

     WAIVER OF SURRENDER CHARGE. VFL will waive the surrender charge in the event that the Owner: (1) enters an "eligible nursing home," as defined in the Contract, for a period

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

of at least 90 days, (2) is diagnosed as having a "terminal medical condition," as defined in the Contract, or (3) is less than age 65 and sustains a "permanent and total disability," as defined in the Contract. VFL reserves the right to require written proof of terminal medical condition or permanent and total disability satisfactory to it and to require an examination by a licensed physician of its choice. The surrender charge waiver is not available in all states due to applicable insurance laws in effect in various states.

ANNUAL ADMINISTRATION FEE

     An annual administration fee is deducted as of each Contract Anniversary for the prior Contract Year. VFL also deducts this fee for the current Contract Year when determining the Surrender Value prior to the end of a Contract Year and on the Annuity Date. If Contract Value is $50,000 or less at the time of the fee deduction, then the annual administration fee is $30. The fee is zero for Contracts where the Contract Value exceeds $50,000 at the time the fee would be deducted. This fee is to cover a portion of VFL's administrative expenses related to the Contracts. VFL does not expect to make a profit from this fee.

     The annual administration fee is assessed against Subaccount Values and Guarantee Amounts based on the proportion that each bears to the Contract Value. Where the fee is deducted from Subaccount Values, VFL will cancel an appropriate number of Accumulation Units. Where the fee is obtained from a Guarantee Amount, VFL will reduce the Guarantee Amount by the amount of the fee.

TRANSFER PROCESSING FEE

     Prior to the Annuity Date, VFL permits 12 free transfers per Contract Year among and between the Subaccounts and the guarantee periods. For each additional transfer, VFL charges $25 at the time each such transfer is processed. The fee is deducted from the amount being transferred. VFL does not expect to make a profit from this fee.

TAXES ON PURCHASE PAYMENTS

     Certain states and municipalities impose a tax on VFL in connection with the receipt of annuity considerations. This tax generally can range from 0% to 3.5% of such considerations and generally varies based on the Annuitant's state of residence. Taxes on annuity considerations are generally incurred by VFL as of the Annuity Date based on the Contract Value on that date, and VFL deducts the charge for taxes on annuity considerations from the Contract Value as of the Annuity Date. Some jurisdictions impose a tax on annuity considerations at the time such considerations are made. In those jurisdictions, VFL's current practice is to pay the tax on annuity considerations and then deduct the charge for these taxes from the Contract Value upon surrender, payment of the death benefit, or upon the Annuity Date. VFL reserves the right to deduct any state and local taxes on annuity considerations from the Contract Value at the time such tax is due.

MORTALITY AND EXPENSE RISK CHARGE

     VFL deducts a daily charge from the assets of the Variable Account to compensate it for mortality and expense risks that it assumes under the Contract. The daily charge is at the rate of 0.003446% (approximately equivalent to an effective annual rate of 1.25%) of the net assets of the Variable Account. Approximately .70% of this annual charge is for the assumption of mortality risk and .55% is for the assumption of expense risk. If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risks undertaken by VFL, VFL will bear the shortfall. Conversely, if the charge proves more than sufficient, the excess will be profit to VFL and will be available for any proper purpose including, among other things, payment of expenses incurred in selling the Contracts.

     The mortality risk that VFL assumes is the risk that Annuitants, as a group, will live for a longer period of time than VFL estimated when it established the guaranteed Annuity Payment rates in the Contract. Because of these guarantees, each Payee is assured that his or her longevity will not have an adverse effect on the Annuity Payments that he or she receives under Annuity Payment Options based on life contingencies. VFL also assumes a mortality risk because the Contracts guarantee a death benefit if the Annuitant dies before the Annuity Date. The expense risk that VFL assumes is the risk that the administration charge, annual administration fee and the transfer processing fee may be insufficient to cover the actual expenses of administering the Contracts.

ADMINISTRATION CHARGE

     VFL deducts a daily administration charge from the assets of the Variable Account to compensate it for a portion of the expenses it incurs in administering the Contracts. The daily charge is at a rate of 0.000411% (approximately equivalent to an effective annual rate of 0.15%) of the net assets of the Variable Account. VFL does not expect to make a profit from this charge.

FUND EXPENSES

     The investment performance of each Fund reflects the management fee that it pays to its investment manager or adviser as well as other operating expenses that it incurs. Investment management fees are generally daily fees computed as a percent of a Fund's average daily net assets at an annual rate. Please read the prospectus for each Fund for complete details.

POSSIBLE CHARGE FOR VFL'S TAXES

     VFL currently makes no charge to the Variable Account for any federal, state or local taxes that VFL incurs which may be attributable to the Variable Account or the Contracts. VFL, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.

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

                      SELECTING AN ANNUITY PAYMENT OPTION

ANNUITY DATE

     The Owner selects the Annuity Date. For Non-Qualified Contracts, the Annuity Date must be no later than the later of the Contract Anniversary following the Annuitant's Age 85 (Age 99 where permitted under state law). For most Qualified Contracts, the Annuity Date must be no later than April 1 of the calendar year following the later of the calendar year in which (a) the Owner attains age 70 1/2, or (b) retires. Section (b) does not apply to traditional IRAs. There is no required distribution age for Roth IRAs. An Owner may change the Annuity Date by Written Notice, subject to the following limitations:

        (1) Written Notice is received at least 30 days before the current Annuity Date; and

        (2) the requested new Annuity Date must be at least 30 days after VFL receives Written Notice.

ANNUITY PAYMENT DATES

     VFL computes the first Annuity Payment as of the Annuity Date and makes the first Annuity Payment as of the initial Annuity Payment Date selected by the Owner. The initial Annuity Payment Date is the Annuity Date unless the Annuity Date is the 29th, 30th or 31st day of a calendar month, in which event, the Owner must select a different date. All subsequent Annuity Payments are computed and payable as of Annuity Payment Dates. These dates will be the same day of the month as the initial Annuity Payment Date. Monthly Annuity Payments will be computed and payable as of the same day each month as the initial Annuity Payment Date. Quarterly Annuity Payments will be computed and payable as of the same day in the third, sixth, ninth, and twelfth month following the initial Annuity Payment Date and on the same days of such months in each successive Contract Year. Semi-annual Annuity Payment Dates will be computed and payable as of the same day in the sixth and twelfth month following the initial Annuity Payment Date and on the same days of such months in each successive Contract Year. Annual Annuity Payments will be computed and payable as of the same day in each Contract Year as the initial Annuity Payment Date. The frequency of Annuity Payments selected is shown in the Contract. In the event that the Owner does not select a payment frequency, payments will be made monthly.

ELECTION AND CHANGES OF ANNUITY PAYMENT OPTIONS

     On the Annuity Date, the Surrender Value or Adjusted Contract Value is applied under an Annuity Payment Option, unless the Owner elects to receive the Surrender Value in a lump sum. If the Annuity Date falls during the first five Contract Years, Surrender Value is applied under an Annuity Payment Option. However, the surrender charge will be waived if annuitization occurs during Contract Years 2 to 5 and you select annuitization Option 4, 5, or 6. If the Annuity Date falls after the fifth Contract Anniversary, Adjusted Contract Value is applied under an Annuity Payment Option. The Annuity Payment Option specifies the type of annuity to be paid and determines how long the annuity will be paid, the frequency, and the amount of each payment. The Owner may elect or change the Annuity Payment Option by Written Notice at any time prior to the Annuity Date.

(See "Annuity Payment Options.") The Owner may elect to apply any portion of the Surrender Value or Adjusted Contract Value to provide either Variable Annuity Payments or Fixed Annuity Payments or a combination of both. If Variable Annuity Payments are selected, the Owner must also select the Subaccounts to which Surrender Value or Adjusted Contract Value will be applied. If no selection has been made by the Annuity Date, Surrender Value or Adjusted Contract Value from any Guaranteed Interest Option Value will be applied to purchase Fixed Annuity Payments and Surrender Value or Adjusted Contract Value from each Subaccount Value will be applied to purchase Variable Annuity Payments from that Subaccount. If no Annuity Payment Option has been selected by the Annuity Date, Surrender Value or Adjusted Contract Value will be applied under Annuity Payment Option 5 (Life Annuity with Period Certain) with a designated period of 10 years. Any death benefit applied to purchase Annuity Payments is allocated among the Subaccounts and/or the Guaranteed Interest Option as instructed by the Beneficiary unless the Owner previously made the foregoing elections.

ANNUITY PAYMENTS

     FIXED ANNUITY PAYMENTS. Fixed Annuity Payments are periodic payments from VFL to the designated Payee, the amount of which is fixed and guaranteed by VFL. The dollar amount of each Fixed Annuity Payment depends on the form and duration of the Annuity Payment Option chosen, the Age of the Annuitant, the sex of the Annuitant (if applicable), the amount of Adjusted Contract Value applied to purchase the Fixed Annuity Payments and, for Annuity Payment Options 3-6, the applicable annuity purchase rates. The annuity purchase rates in the Contract are based on a Guaranteed Interest Rate of not less than 3%. VFL may, in its sole discretion, make Fixed Annuity Payments in an amount based on a higher interest rate. If Fixed Annuity Payments are computed based on an interest rate in excess of the minimum Guaranteed Interest Rate, then, for the period of the higher rate, the dollar amount of such Fixed Annuity Payments will be greater than the dollar amount based on a 3% interest rate. VFL guarantees that any higher rate will be in effect for at least 12 months.

     Except for Annuity Payment Options 1 and 2, the dollar amount of the first Fixed Annuity Payment is determined by dividing the dollar amount of Adjusted Contract Value being applied to purchase Fixed Annuity Payments by $1,000 and multiplying the result by the annuity purchase rate in the Contract for the selected Annuity Payment Option. Subsequent Fixed Annuity Payments are of the same dollar amount unless VFL makes payments based on an interest rate different from that used to compute the first payment.

     VARIABLE ANNUITY PAYMENTS. Variable Annuity Payments are periodic payments from VFL to the designated Payee, the amount of which varies from one Annuity Payment Date to the next as a function of the net investment experience of the Subaccounts selected by the Owner or Payee to support such payments. The dollar amount of the first Variable Annuity Payment is determined in the same manner as that of a Fixed Annuity Payment. Therefore, provided that the interest rate on which Fixed Annuity Payments are based equals the Benchmark Rate of Return on which Variable Annuity Payments are based, for any particular amount of Adjusted Contract Value applied to a particular Annuity Payment Option, the dollar amount of the first Variable Annuity Payment would be the same as the dollar amount of each Fixed Annuity Payment. Variable Annuity Payments after the first Payment are similar to Fixed Annuity Payments except that the amount of each Payment varies to reflect the net investment experience of the Subaccounts selected by the Owner or Payee.

     The dollar amount of the initial Variable Annuity Payment attributable to each Subaccount is determined by dividing the dollar amount of the Adjusted Contract Value to be allocated to that Subaccount on the Annuity Date by $1,000 and multiplying the result by the annuity purchase rate in the Contract for the selected Annuity Payment Option. The dollar value of the total initial Variable Annuity Payment is the sum of the initial Variable Annuity Payments attributable to each Subaccount.

     The number of Annuity Units attributable to a Subaccount is derived by dividing the initial Variable Annuity Payment attributable to that Subaccount by the Annuity Unit Value for that Subaccount for the Valuation Period ending on the Annuity Date or during which the Annuity Date falls if the Valuation Period does not end on such date. The number of Annuity Units attributable to each Subaccount under a Contract remains fixed unless there is an exchange of Annuity Units.

     The dollar amount of each subsequent Variable Annuity Payment attributable to each Subaccount is determined by multiplying the number of Annuity Units of that Subaccount credited under the Contract by the Annuity Unit Value (described below) for that Subaccount for the Valuation Period ending on the Annuity Payment Date, or during which the Annuity Payment Date falls if the Valuation Period does not end on such date.

     The dollar value of each subsequent Variable Annuity Payment is the sum of the subsequent Variable Annuity Payments attributable to each Subaccount.

     The Annuity Unit Value of each Subaccount for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

          (a) is the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated;

          (b) is the Annuity Unit Value for the preceding Valuation Period; and

          (c) is a daily Benchmark Rate of Return factor (for the 3% benchmark rate of return) adjusted for the number of days in the Valuation Period.

     The Benchmark Rate of Return factor is equal to one plus 3%, or 1.03. The annual factor can be translated into a daily factor of 1.00008098.

     If the net investment return of the Subaccount for an Annuity Payment period is equal to the pro-rated portion of the 3% Benchmark Rate of Return, the Variable Annuity Payment attributable to that Subaccount for that period will equal the Payment for the prior period. To the extent that such net investment return exceeds an annualized rate of return of 3% for a Payment period, the Payment for that period will be greater than the Payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3%, the Payment for that period will be less than the Payment for the prior period.

     "TRANSFERS" BETWEEN SUBACCOUNTS. By Written Notice at any time after the Annuity Date, the Payee may change the Subaccount(s) from which Annuity Payments are being made by exchanging the dollar value of a designated number of Annuity Units of a particular Subaccount for an equivalent dollar amount of Annuity Units of another Subaccount. On the date of the exchange, the dollar amount of a Variable Annuity Payment generated from the Annuity Units of either Subaccount would be the same. Exchanges of Annuity Units are treated as transfers for the purpose of computing any transfer processing fee.

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

ANNUITY PAYMENT OPTIONS

     OPTION 1. INTEREST PAYMENTS. VFL holds the Adjusted Contract Value as principal and pays interest to the Payee. The interest rate is 3% per year compounded annually. VFL pays interest every 1 year, 6 months, 3 months or 1 month, as specified at the time this option is selected. At the death of the Payee, the value of the remaining payments are paid in a lump sum to the Payee's estate. Only Fixed Annuity Payments are available under Annuity Payment Option 1.

     OPTION 2. PAYMENTS OF A SPECIFIED AMOUNT. VFL pays the Adjusted Contract Value in equal payments every 1 year, 6 months, 3 months or 1 month. The amount and frequency of the payments is specified at the time this option is selected. After each payment, interest is added to the remaining amount applied under this option that has not yet been paid. The interest rate is 3% per year compounded annually. Payments are made to the Payee until the amount applied under this option, including interest, is exhausted. The total of the payments made each year must be at least 5% of the amount applied under this option. If the Payee dies before the amount applied is exhausted, VFL pays the value of the remaining payments in a lump sum to the Payee's estate. Only Fixed Annuity Payments are available under Annuity Payment Option 2.

     ADDITIONAL INTEREST EARNINGS. VFL may pay interest at rates in excess of the rates guaranteed in Annuity Payment Options 1 and 2.

     OPTION 3. PAYMENTS FOR A SPECIFIED PERIOD. VFL pays the lump sum in equal payments for the number of years specified when the option is selected. Payments are made every 1 year, 6 months, 3 months or 1 month, as specified when the option is selected. If the Payee dies before the expiration of the specified number of years, VFL pays the commuted value of the remaining payments in a lump sum to the Payee's estate.

     OPTION 4. LIFE ANNUITY. VFL makes monthly payments to the Payee for as long as the Annuitant lives. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.

     OPTION 5. LIFE ANNUITY WITH PERIOD CERTAIN. VFL makes monthly payments to the Payee for as long as the Annuitant lives. At the time this option is selected, a period certain of 5, 10, 15, or 20 years must also be selected. If the Annuitant dies before the specified period certain ends, the payments to the Payee will continue until the end of the specified period. The amount of the monthly payments therefore depends on the period certain selected.

     OPTION 6. JOINT LIFE AND SURVIVORSHIP ANNUITY. VFL makes monthly payments to the Payee while both Annuitants are living. After the death of either Annuitant, payments continue to the Payee for as long as the other Annuitant lives. UNDER THIS OPTION, THE PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.

                        ADDITIONAL CONTRACT INFORMATION

OWNERSHIP

     The Contract belongs to the Owner. >An Owner may exercise all of the rights and options described in the Contract.

     Subject to more specific provisions elsewhere herein, an Owner's rights include the right to: (1) select or change a successor Owner, (2) select or change any Beneficiary or Contingent Beneficiary, (3) select or change the Payee prior to the Annuity Date, (4) select or change the Annuity Payment Option, (5) allocate Purchase Payments among and between the Subaccounts and guarantee periods, (6) transfer Contract Value among and between the Subaccounts and guarantee periods, and (7) select or change the Subaccounts on which Variable Annuity Payments are based.

     The rights of Owners of Qualified Contracts may be restricted by the terms of a related employee benefit plan. For example, such plans may require an Owner of a Qualified Contract to obtain the consent of his or her spouse before exercising certain ownership rights or may restrict withdrawals. See "TAXES" for more details.

     Selection of an Annuitant or Payee who is not the Owner may have tax consequences. You should consult a tax advisor as to these consequences.

CHANGING THE OWNER OR BENEFICIARY

     Prior to the Annuity Date and after the Cancellation Period and if the Annuitant is still living, an Owner may transfer ownership of the Contract subject to VFL's published rules at the time of the change.

     At any time before a death benefit is paid, the Owner may name a new Beneficiary by Written Notice unless an irrevocable Beneficiary has previously been named. When an irrevocable Beneficiary has been designated, the Owner must provide the irrevocable Beneficiary's written consent to VFL before a new Beneficiary is designated.

     These changes take effect as of the day the Written Notice is received at the Service Center and VFL is not liable for any payments made under the Contract prior to the effectiveness of any change. For possible tax consequences of these changes, see "TAXES."

MISSTATEMENT OF AGE OR SEX

     If the Age or sex of the Annuitant given in the application is misstated, VFL will adjust the benefits it pays under the Contract to the amount that would have been payable at the correct Age or sex. If VFL made any underpayments because of any such misstatement, it shall pay the amount of such underpayment plus interest at an annual effective rate of 3%, immediately to the Payee or Beneficiary in one sum. If VFL makes any overpayments because of a misstatement of Age or sex, it shall deduct from current or future payments due under the Contract, the amount of such overpayment plus interest at an annual effective rate of 3%.

CHANGE OF CONTRACT TERMS

     Upon notice to the Owner, VFL may modify the Contract to:

        (1) conform the Contract or the operations of VFL or of the Variable Account to the requirements of any law (or regulation issued by a government agency) to which the Contract, VFL or the Variable Account is subject;

        (2) assure continued qualification of the Contract as an annuity contract or a Qualified Contract under the Code;

        (3) reflect a change (as permitted in the Contract) in the operation of the Variable Account; or

        (4) provide additional Subaccounts and/or guarantee periods.

     In the event of any such modification, VFL will make appropriate endorsements to the Contract.

     Only one of VFL's officers may modify the Contract or waive any of VFL's rights or requirements under the Contract. Any modification or waiver must be in writing. No agent may bind VFL by making any promise not contained in the Contract.

REPORTS TO OWNERS

     Prior to the Annuity Date, VFL will send each Owner a report at least annually, or more often as required by law, indicating: the number of Accumulation or Annuity Units credited to the Contract and the dollar value of such units; the Contract Value, Adjusted Contract Value and Surrender Value; any purchase payments, withdrawals, or surrenders made, death benefits paid and charges deducted since the last report; the current interest rate applicable to each Guarantee Amount; and any other information required by law.

     The reports, which will be mailed to Owners at their last known address, will include any information that may be required by the SEC or the insurance supervisory official of the jurisdiction in which the Contract is delivered. VFL will also send any other reports, notices or documents required by law to be furnished to Owners.

MISCELLANEOUS

     NON-PARTICIPATING. The Contract does not participate in the surplus or profits of VFL and VFL does not pay dividends on the Contract.

     PROTECTION OF PROCEEDS. To the extent permitted by law, no benefits payable under the Contract to a Beneficiary or Payee are subject to the claims of an Owner's or a Beneficiary's creditors.

     DISCHARGE OF LIABILITY. Any payments made by VFL under any Annuity Payment Option or in connection with the payment of any withdrawal, surrender or death benefit, shall discharge VFL's liability to the extent of each such payment.

     PROOF OF AGE AND SURVIVAL. VFL reserves the right to require proof of the Annuitant's Age prior to the Annuity Date. In addition, for life contingent Annuity Options, VFL reserves the right to require proof of the Annuitant's survival before any Annuity Payment Date.

     CONTRACT APPLICATION. VFL issues the Contract in consideration of the Owner's application and payment of the initial purchase payment. The entire Contract is made up of the Contract, any attached endorsements or riders, and the application. In the absence of fraud, VFL considers statements made in the application to be representations and not warranties. VFL will not use any statement in defense of a claim or to void the Contract unless it is contained in the application. VFL will not contest the Contract.

                            YIELDS AND TOTAL RETURNS

     From time to time, VFL may advertise or include in sales literature certain performance related information for the Subaccounts, including yields and average annual total returns. Certain Funds have been in existence prior to the commencement of the offering of the Contracts. VFL may advertise or include in sales literature the performance of the Subaccounts that invest in these Funds for these prior periods. The performance information of any period prior to the commencement of the offering of the Contracts is calculated as if the Contract had been offered during those periods, using current charges and expenses.

     Performance information discussed herein is based on historic results and does not indicate or project future performance. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

     Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Funds. The performance of a Fund in part reflects its expenses. See the prospectuses for the Funds for Fund expense information.

     The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Subaccount other than the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

     The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. Average annual total return refers to total return quotations that are annualized based on an average return over various periods of time.

     The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if an Owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes). When a Subaccount, other than the Money Market Subaccount, has been in operation for one, five and ten years respectively, the standard version average annual total return for these periods will be provided.

     In addition to the standard version described above, total return performance information computed on two different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge. In addition, VFL may from time to time disclose cumulative total return for Contracts funded by Subaccounts.

     From time to time, yields, standard average annual total returns, and non-standard total returns for the Funds may be disclosed, including such disclosures for periods prior to the date the Variable Account commenced operations.

     Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

     In advertising and sales literature, the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. ("Lipper"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

     Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, VARDS and Morningstar each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

     Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

     VFL may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts.

                                     TAXES

     NOTE: WE HAVE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. WE HAVE INCLUDED A MORE COMPREHENSIVE DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

     Annuity contracts are a means of setting aside money for future needs -- usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

     Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you are taxed depending on how you take the money out and the type of contract -- qualified or non-qualified (see following sections).

     Under non-qualified contracts, you, as the owner, are not taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includible in income. Interest-only payments made under annuity option 1 -- are also fully includible in income.

     When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

QUALIFIED AND NON-QUALIFIED CONTRACTS

     If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

     If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: Individual Retirement Annuities (IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

     A variable annuity contract will not provide any additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a qualified contract.

WITHDRAWALS -- NON-QUALIFIED CONTRACTS

     If you make a withdrawal from your contract, the Code treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includible in income.

     The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

        (1) paid on or after the taxpayer reaches age 59 1/2;

        (2) paid after you die;

        (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

        (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

        (5) paid under an immediate annuity; or

        (6) which come from purchase payments made prior to August 14, 1982.

     The contract provides that in some cases if the annuitant dies prior to the annuity date, the death benefit will be paid to the Beneficiary. Payments made upon the death of the annuitant who is not the contract owner do not qualify for the death of contract owner exceptions in (2) above and will be subject to the 10% penalty, unless the beneficiary is at least age 59 1/2 or one of the other exceptions to the penalty applies.

WITHDRAWALS -- QUALIFIED CONTRACTS

     If you make a withdrawal from your qualified contract, a portion of the withdrawal is treated as taxable income. This portion depends on the ratio of the pre-tax purchase payments to the after-tax purchase payments in your contract. If all of your purchase payments were made with pre-tax money then the full amount of any withdrawal is includible in taxable income. Special rules may apply to withdrawals from certain types of qualified contracts.

     The Code also provides that any amount received under a qualified contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. (The penalty is increased to 25% for withdrawals from SIMPLE IRAs during the first two years.) Some withdrawals will be exempt from the penalty. They include any amounts:

        (1)  paid on or after you reach age 59 1/2;

        (2)  paid after you die;

        (3) paid if you become totally disabled (as that term is defined in the Code);

        (4) paid to you after leaving your employment in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

        (5) paid to you after you have attained age 55 and left your employment;

        (6) paid for certain allowable medical expenses (as defined in the Code);

        (7)  paid pursuant to a qualified domestic relations order;

        (8)  paid on account of an IRS levy upon the qualified contract;

        (9)  paid from an IRA for medical insurance (as defined in the Code);

        (10) paid from an IRA for qualified higher education expenses; or

        (11) up to $10,000 for qualified first time home buyer expenses (as defined in the Code).

     The exceptions in (5) and (7) above do not apply to IRAs. The exception in
(4) above applies to IRAs but without the requirement of leaving employment.

     We have provided a more complete discussion in the Statement of Additional Information.

WITHDRAWALS -- TAX-SHELTERED ANNUITIES

     The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement by owners from Tax-Sheltered Annuities. Withdrawals can only be made when an owner:

        (1) reaches age 59 1/2;

        (2) leaves his/her job;

        (3) dies;

        (4) becomes disabled (as that term is defined in the Code); or

        (5) in the case of hardship.

     However, in the case of hardship, the owner can only withdraw the purchase payments and not any earnings.

DIVERSIFICATION

     The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the investment options are managed so as to comply with the requirements.

     Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, are considered the owner of the shares of the investment options. If you are considered owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It is unknown to what extent owners are permitted to select investment options, to make transfers among the investment options or the number and type of investment options owners may select from without being considered owner of the shares. If any guidance is provided which is considered a new position, then the guidance is generally applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment options.

     Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

                               OTHER INFORMATION

DISTRIBUTION OF THE CONTRACTS

     CNA Investor Services, Inc. ("CNA/ISI"), which is located at 100 CNA Drive, Nashville, Tennessee 37214, is principal underwriter and distributor of the Contracts. CNA/ISI is an affiliate of VFL, is registered with the SEC as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. VFL pays CNA/ISI for acting as principal underwriter under a distribution agreement. The Contracts are offered on a continuous basis and VFL does not anticipate discontinuing the offer.

     Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell VFL's insurance contracts and who are also registered representatives of a broker-dealer having a selling agreement with CNA/ISI. Such broker-dealers will generally receive commissions based on a percent of purchase payments made (up to a maximum of 8%). The writing agent will receive a percentage of these commissions from the respective broker-dealer, depending on the practice of that broker-dealer. Owners do not pay these commissions.

VOTING PRIVILEGES

     In accordance with current interpretations of applicable law, VFL votes Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or VFL otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

     The number of votes that an Owner or Annuitant has the right to instruct are calculated separately for each Subaccount, and may include fractional votes. Prior to the Annuity Date, the Owner holds a voting interest in each Subaccount to which Variable Contract Value is allocated. After the Annuity Date, the Payee has a voting interest in each Subaccount from which Variable Annuity Payments are made.

     For each Owner, the number of votes attributable to a Subaccount will be determined by dividing the Owner's Subaccount Value by the Net Asset Value Per Share of the Fund in which that Subaccount invests. For each Payee, the number of votes attributable to a Subaccount is determined by dividing the liability for future Variable Annuity Payments to be paid from that Subaccount by the Net Asset Value Per Share of the Fund in which that Subaccount invests. This liability for future payments is calculated on the basis of the mortality assumptions, the selected Benchmark Rate of Return and the Annuity Unit Value of that Subaccount on the date that the number of votes is determined. As Variable

Annuity Payments are made to the Payee, the liability for future payments decreases as does the number of votes.

     The number of votes available to an Owner or Payee are determined as of the date coinciding with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions are solicited by written communication prior to such meeting in accordance with procedures established for the Fund. Each

     Owner or Payee having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Funds in which that Subaccount invests.

     Fund shares as to which no timely instructions are received and shares held by VFL in a Subaccount as to which no Owner or Payee has a beneficial interest are voted in proportion to the voting instructions that are received with respect to all Contracts participating in that Subaccount. Voting instructions to abstain on any item to be voted upon are applied to reduce the total number of votes eligible to be cast on a matter. Under the 1940 Act, certain actions affecting the Variable Account may require Contract Owner approval. In that case, an Owner will be entitled to vote in proportion to his Variable Contract Value.

LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Accounts are a party or to which the assets of the Variable Account are subject. VFL, as an insurance company, is ordinarily involved in litigation including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, VFL believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on its ability to meet its obligations under the Contract or to the Variable Account nor does VFL expect to incur significant losses from such actions.

COMPANY HOLIDAYS

     VFL is closed on the following days: New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                                    GLOSSARY

     ACCUMULATION UNIT: A unit of measure we use to calculate Variable Contract Value.

     ADJUSTED CONTRACT VALUE: The Contract Value less Premium Tax charges not previously deducted, less the annual administration fee.

     AGE: The age of any person on the birthday nearest the date for which we determine Age.

     ANNUITANT: The person or persons whose life (or lives) determines the Annuity Payments payable under the Contract and whose death determines the death benefit. With regard to joint and survivorship Annuity Payment Options, the maximum number of joint Annuitants is two and provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant. Provisions relating to an action by the Annuitant mean, in the case of joint Annuitants, both Annuitants acting jointly.

     ANNUITY DATE: The date on which we apply Surrender Value or Adjusted Contract Value to purchase Annuity Units or a fixed annuity.

     ANNUITY PAYMENT: One of several periodic payments we make to the Payee under an Annuity Payment Option.

     ANNUITY PAYMENT DATE: The date each month, quarter, semi-annual period, or year as of which VFL computes Annuity Payments. The Annuity Payment Date(s) is shown on the Contract.

     ANNUITY PAYMENT OPTION: The form of Annuity Payments selected by the Owner under the Contract. The Annuity Payment Option is shown on the Contract.

     ANNUITY UNIT: A unit of measure we use to calculate Variable Annuity Payments.

     BENCHMARK RATE OF RETURN: An annual rate of return shown on the Contract that we use to determine the degree of fluctuation in the amount of Variable Annuity Payments in response to fluctuations in the net investment return of selected Subaccounts. We assume (among other things) that the assets in the Variable Account supporting the Contract will have a net annual investment return over the anticipated Annuity Payment period equal to that rate of return.

     BENEFICIARY: The person(s) to whom we will pay the death benefit if Annuitant dies prior to the Annuity Date.

     CANCELLATION PERIOD: The period described on the cover page of the Contract during which the Owner may return the Contract for a refund.

     THE CODE:  The Internal Revenue Code of 1986, as amended.

     CONTINGENT ANNUITANT: The person that the Owner designates in the application who becomes the Annuitant in the event that the Annuitant dies before the Annuity Date while the Owner is still alive.

     CONTINGENT BENEFICIARY: The person(s) to whom we will pay the death benefit if the Beneficiary (or Beneficiaries) is not living.

     CONTRACT ANNIVERSARY: The same date in each Contract Year as the Contract Effective Date.

     CONTRACT EFFECTIVE DATE: The date on which VFL issues the Contract and upon which the Contract becomes effective. The Contract Effective Date is shown on the Contract and is used to determine Contract Years and Contract Anniversaries.

     CONTRACT YEAR: A twelve-month period beginning on the Contract Effective Date or on a Contract Anniversary.

     CONTRACT VALUE: The total amount invested under the Contract. It is the sum of Variable Contract Value and the Interest Adjustment Account value.

     DUE PROOF OF DEATH: Proof of death satisfactory to VFL. Due Proof of Death may consist of the following if acceptable to VFL:

          (a) a certified copy of the death record;

          (b) a certified copy of a court decree reciting a finding of death; or

          (c) any other proof satisfactory to VFL.

     FIXED ANNUITY PAYMENT: An Annuity Payment that the General Account supports and which does not vary in amount as a function of the investment return of the Variable Account from one Annuity Payment Date to the next.

     FUND: Any open-end management investment company or investment portfolio thereof or unit investment trust or series thereof, in which a Subaccount invests.

     GENERAL ACCOUNT: VFL's assets, other than those allocated to the Variable Account or any other separate account of VFL.

     GUARANTEE AMOUNT: Before the Annuity Date the amount equal to that part of any Net Purchase Payment that you allocate to, or any amount you transfer to the Interest Adjustment Account for a designated guarantee period with a particular expiration date plus any interest thereon and less the amount of any withdrawals (including any applicable surrender charges and any applicable premium payment tax charge) or transfers therefrom.

     INTEREST ADJUSTMENT ACCOUNT: An investment option under the contract where VFL guarantees a certain minimum interest rate.

     NET ASSET VALUE PER SHARE: The value per share of any Fund on any Valuation Day. The method of computing the Net Asset Value Per Share is described in the prospectus for the Funds.

     NET PURCHASE PAYMENT: A purchase payment less any premium payment tax charge deducted from the purchase payment.

     NON-QUALIFIED CONTRACT:  A Contract that is not a "qualified contract."

     OWNER:  The person or persons who owns (or own) the Contract and who is
(are) entitled to exercise all rights and privileges provided in the Contract. The maximum number of joint Owners is two. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refers to holders of certificates under a group Contract.

     PAYEE: The person entitled to receive Annuity Payments under the Contract. The Annuitant is the Payee unless the Owner designates a different person as Payee.

     PREMIUM TAX: A charge specified in the Contract that is deducted either from purchase payments or from Contract Value prior to surrender, annuitization or the death of the Owner or Annuitant.

     QUALIFIED CONTRACT: A Contract that is issued in connection with a retirement plan that qualifies for special federal income tax treatment under Sections 401, 403(b), 408, 408A or 457 of the Code.

     SEC:  The U.S. Securities and Exchange Commission.

     SERVICE CENTER:  The offices of VFL's administrative department at:

        Investment Products
        100 CNA Drive
        Nashville, TN 37214-3439
        (800) 262-1755

     SUBACCOUNT: A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

     SUBACCOUNT VALUE: The amount equal to that part of any Net Purchase Payment allocated to the Subaccount and any amount transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses (actually realized or not yet realized) and decreased by withdrawals (including any applicable surrender charges and any applicable premium payment tax charge) and any amounts transferred out of that Subaccount.

     SUCCESSOR OWNER: Any Owner named in the application to follow the original Owner should the original Owner die, provided the original Owner is not also the Annuitant.

     SURRENDER VALUE: The Adjusted Contract Value less any applicable surrender charges.

     VALUATION DAY: For each Subaccount, each day on which the New York Stock Exchange is open for business except for certain holidays listed in the prospectus and days that a Subaccount's corresponding Fund does not value its shares.

     VALUATION PERIOD: The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

     VARIABLE ACCOUNT: Valley Forge Life Insurance Company Variable Annuity Separate Account.

     VARIABLE CONTRACT VALUE:  The sum of all Subaccount Values.

     VARIABLE ANNUITY PAYMENT: An Annuity Payment that may vary in amount from one Annuity Payment Date to the next as a function of the investment experience of one or more Subaccounts selected by the Owner to support such payments.

     VFL:  Valley Forge Life Insurance Company.

     WRITTEN NOTICE: A notice or request submitted in writing in a form satisfactory to VFL that the Owner signs and VFL receives at the Service Center.

                                   APPENDIX A

                        CONDENSED FINANCIAL INFORMATION

     The Variable Account commenced operations in 1996. Following are the number of Accumulation Units outstanding and their values at inception, at December 31, 1998, December 31, 1999 and December 31, 2000. This information should be read in conjunction with the financial statements, including related notes, for the Variable Annuity Separate Account (as well as the independent auditors' report thereon) which are included in the Statement of Additional Information ("SAI"). The SAI, having the same date as this prospectus and providing additional information about the Contract and the Variable Account, has been filed with the SEC and is incorporated herein by reference.

     The audited financial statements of VFL (as well as the independent auditors' report thereon) appear in the SAI.

----------------------------------------------------------------------------------------------------------------------
                             FEDERATED          FEDERATED        FEDERATED HIGH      FIDELITY VIP     FIDELITY VIP II
                            PRIME MONEY          UTILITY          INCOME BOND       EQUITY-INCOME      ASSET MANAGER
                              FUND II            FUND II            FUND II           PORTFOLIO          PORTFOLIO
                          (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:
                             11/04/96)          11/04/96)          11/04/96)          11/04/96)          11/04/96)
----------------------------------------------------------------------------------------------------------------------
Unit value at
  inception.............    $     10.00          $  10.00           $  10.00           $  10.00           $  10.00
Unit value at
  December 31, 1997.....    $      1.00          $  14.29           $  10.95           $  24.28           $  18.01
Unit value at
  December 31, 1998.....    $      1.00          $  15.27           $  10.92           $  25.42           $  18.16
Units outstanding at
  December 31, 1998.....      5,562,204           110,914            289,997            167,760            124,340
Unit value at
  December 31, 1999.....    $      1.00          $  14.35           $  10.24           $  25.71           $  18.67
Units outstanding at
  December 31, 1999.....     29,668,324           226,331            474,339            309,669            315,317
Unit value at
  December 31, 2000.....    $      1.00          $  12.44           $   8.46           $  25.52           $  16.00
Units outstanding at
  December 31, 2000.....     34,221,608           458,912            743,446            531,547            554,293

------------------------  ----------------
                          FIDELITY VIP II
                             INDEX 500
                             PORTFOLIO
                          (INCEPTION DATE:
                             11/04/96)
------------------------  ----------------
Unit value at
  inception.............      $  10.00
Unit value at
  December 31, 1997.....      $ 114.39
Unit value at
  December 31, 1998.....      $ 141.25
Units outstanding at
  December 31, 1998.....        75,681
Unit value at
  December 31, 1999.....      $ 167.41
Units outstanding at
  December 31, 1999.....       144,888
Unit value at
  December 31, 2000.....      $ 149.53
Units outstanding at
  December 31, 2000.....       320,139

----------------------------------------------------------------------------------------------------------------------
                                              ALGER AMERICAN                                           ALGER AMERICAN
                          FIDELITY VIP II         SMALL          ALGER AMERICAN     ALGER AMERICAN       LEVERAGED
                             CONTRAFUND       CAPITALIZATION         GROWTH         MIDCAP GROWTH          ALLCAP
                             PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                          (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:
                             11/04/96)          11/04/96)          11/04/96)           11/04/96           5/01/00)
----------------------------------------------------------------------------------------------------------------------
Unit value at
  inception.............     $    10.00          $  10.00           $  10.00           $  10.00           $ 10.00
Unit value at
  December 31, 1997.....     $    19.94          $  43.75           $  42.76           $  24.18           $    --
Unit value at
  December 31, 1998.....     $    24.44          $  43.97           $  53.22           $  28.87           $    --
Units outstanding at
  December 31, 1998.....        151,818            36,417            102,309             40,631                --
Unit value at
  December 31, 1999.....     $    29.15          $  55.15           $  64.38           $  32.23           $    --
Units outstanding at
  December 31, 1999.....        405,821            71,289            297,049            119,877                --
Unit value at
  December 31, 2000.....     $    23.74          $  23.49           $  47.27           $  30.62           $ 38.80
Units outstanding at
  December 31, 2000.....      1,258,705           456,219            819,980            998,064            55,242

------------------------  ----------------

                                MFS
                              EMERGING
                           GROWTH SERIES
                          (INCEPTION DATE:
                             11/04/96)
------------------------  ----------------
Unit value at
  inception.............      $  10.00
Unit value at
  December 31, 1997.....      $  16.14
Unit value at
  December 31, 1998.....      $  21.47
Units outstanding at
  December 31, 1998.....       136,181
Unit value at
  December 31, 1999.....      $  37.94
Units outstanding at
  December 31, 1999.....       283,821
Unit value at
  December 31, 2000.....      $  28.84
Units outstanding at
  December 31, 2000.....       955,406

----------------------------------------------------------------------------------------------------------------------

                                MFS                MFS                                                  FIRST EAGLE
                              RESEARCH          INVESTORS         MFS LIMITED         MFS TOTAL        SOGEN OVERSEAS
                               SERIES          TRUST SERIES     MATURITY SERIES     RETURN SERIES      VARIABLE FUND
                          (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:
                             11/04/96)           11/04/96          11/04/96)          11/04/96)          11/04/96)
----------------------------------------------------------------------------------------------------------------------
Unit value at
  inception.............      $  10.00           $  10.00           $  10.00           $  10.00           $  10.00
Unit value at
  December 31, 1997.....      $  15.79           $  16.44           $  10.01           $  16.63           $   9.77
Unit value at
  December 31, 1998.....      $  19.05           $  20.11           $  10.16           $  18.12           $  10.07
Units outstanding at
  December 31, 1998.....        88,093            118,618            101,531            104,481            202,429
Unit value at
  December 31, 1999.....      $  23.34           $  21.31           $   9.81           $  17.75           $  14.18
Units outstanding at
  December 31, 1999.....       199,716            245,559            202,348            273,825            234,356
Unit value at
  December 31, 2000.....      $  20.80           $  21.01           $  10.40           $  19.59           $  14.01
Units outstanding at
  December 31, 2000.....       427,677            481,006              1,483            483,730            403,155

------------------------  ----------------
                              VAN ECK
                             WORLDWIDE
                                HARD
                            ASSETS FUND
                          (INCEPTION DATE:
                             11/04/96)
------------------------  ----------------
Unit value at
  inception.............      $ 10.00
Unit value at
  December 31, 1997.....      $ 15.72
Unit value at
  December 31, 1998.....      $  9.20
Units outstanding at
  December 31, 1998.....       15,342
Unit value at
  December 31, 1999.....      $ 10.96
Units outstanding at
  December 31, 1999.....       33,193
Unit value at
  December 31, 2000.....      $ 12.07
Units outstanding at
  December 31, 2000.....       49,897

----------------------------------------------------------------------------------------------------------------------
                              VAN ECK          JANUS ASPEN
                             WORLDWIDE           CAPITAL             JANUS              JANUS              JANUS
                              EMERGING         APPRECIATION       ASPEN GROWTH      ASPEN BALANCED     ASPEN FLEXIBLE
                            MARKETS FUND        PORTFOLIO          PORTFOLIO          PORTFOLIO       INCOME PORTFOLIO
                          (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:
                             11/04/96)           8/31/99)           8/31/99)           8/31/99)           8/31/99)
----------------------------------------------------------------------------------------------------------------------
Unit value at
  inception.............      $  10.00          $    10.00          $  10.00           $  10.00           $  10.00
Unit value at
  December 31, 1997.....      $  11.00          $       --          $     --           $     --           $     --
Unit value at
  December 31, 1998.....      $   7.12          $       --          $     --           $     --           $     --
Units outstanding at
  December 31, 1998.....        56,387                  --                --                 --                 --
Unit value at
  December 31, 1999.....      $  14.26          $    33.17          $  33.65           $  27.92           $  11.42
Units outstanding at
  December 31, 1999.....        75,953             247,894            85,162            128,253             18,028
Unit value at
  December 31, 2000.....      $   8.29          $    26.79          $  26.48           $  24.31           $  11.46
Units outstanding at
  December 31, 2000.....       178,280           1,131,421           876,218            933,264            323,827

------------------------  ----------------

                            JANUS ASPEN
                           INTERNATIONAL
                          GROWTH PORTFOLIO
                          (INCEPTION DATE:
                              8/31/99)
------------------------  ----------------
Unit value at
  inception.............      $  10.00
Unit value at
  December 31, 1997.....      $     --
Unit value at
  December 31, 1998.....      $     --
Units outstanding at
  December 31, 1998.....            --
Unit value at
  December 31, 1999.....      $  38.67
Units outstanding at
  December 31, 1999.....        18,731
Unit value at
  December 31, 2000.....      $  30.90
Units outstanding at
  December 31, 2000.....       480,827

----------------------------------------------------------------------------------------------------------------------
                            JANUS ASPEN          ALLIANCE                              AMERICAN           AMERICAN
                             WORLDWIDE           PREMIER        ALLIANCE GROWTH        CENTURY            CENTURY
                               GROWTH             GROWTH           AND INCOME        VP INCOME &          VP VALUE
                             PORTFOLIO          PORTFOLIO          PORTFOLIO         GROWTH FUND            FUND
                          (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:
                              8/31/99)          02/11/00)          02/11/00)          02/11/00)          02/11/00)
----------------------------------------------------------------------------------------------------------------------
Unit Value at
  inception.............      $  10.00           $  10.00           $  10.00           $  10.00           $  10.00
Unit value at
  December 31, 1997.....      $     --           $     --           $     --           $     --           $     --
Unit value at
  December 31, 1998.....      $     --           $     --           $     --           $     --           $     --
Units outstanding at
  December 31, 1998.....            --                 --                 --                 --                 --
Unit value at
  December 31, 1999.....      $  47.75           $     --           $     --           $     --           $     --
Units outstanding at
  December 31, 1999.....        57,246                 --                 --                 --                 --
Unit value at
  December 31, 2000.....      $  36.98           $  31.93           $  23.06           $   7.11           $   6.67
Units outstanding at
  December 31, 2000.....       647,633            162,057            255,091            220,009            206,961

------------------------  ----------------
                             TEMPLETON
                             DEVELOPING
                              MARKETS
                          SECURITIES FUND
                          (INCEPTION DATE:
                             02/11/00)
------------------------  ----------------
Unit Value at
  inception.............       $10.00
Unit value at
  December 31, 1997.....       $   --
Unit value at
  December 31, 1998.....       $   --
Units outstanding at
  December 31, 1998.....           --
Unit value at
  December 31, 1999.....       $   --
Units outstanding at
  December 31, 1999.....           --
Unit value at
  December 31, 2000.....       $ 5.22
Units outstanding at
  December 31, 2000.....       34,068

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MORGAN STANLEY
                                        TEMPLETON                               LAZARD         MORGAN STANLEY        EMERGING
                                          ASSET              LAZARD           RETIREMENT       INTERNATIONAL         MARKETS
                                         STRATEGY          RETIREMENT         SMALL CAP            MAGNUM             EQUITY
                                           FUND         EQUITY PORTFOLIO      PORTFOLIO          PORTFOLIO          PORTFOLIO
                                     (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:   (INCEPTION DATE:
                                        02/11/00)          02/11/00)          02/11/00)          02/11/00)          02/11/00)
---------------------------------------------------------------------------------------------------------------------------------
Unit value at inception............       $10.00            $ 10.00            $ 10.00            $ 10.00            $ 10.00
Unit value at
  December 31, 1997................       $   --            $    --            $    --            $    --            $    --
Unit value at
  December 31, 1998................       $   --            $    --            $    --            $    --            $    --
Units outstanding at
  December 31, 1998................           --                 --                 --                 --                 --
Unit value at
  December 31, 1999................       $   --            $    --            $    --            $    --            $    --
Units outstanding at
  December 31, 1999................           --                 --                 --                 --                 --
Unit value at
  December 31, 2000................       $19.13            $ 10.20            $ 11.75            $ 11.78            $  7.09
Units outstanding at
  December 31, 2000................        7,864             87,025             88,669             75,025             29,980

                                   APPENDIX B

     Assume that an Owner makes purchase payments on the first day of certain Contract Years as shown in the table below. Assume also that the Owner withdraws $7,500 during the seventh month of Contract Year five and $5,000 at the beginning of Contract Years thirteen and fifteen. Assume that the Annuitant is younger than age 76 for all twenty years. All "beginning of year death benefits" are computed as of the first day of the Contract Year except for the figure for Contract Year 5 which is computed as of the seventh month of that year (i.e., as of the time of the $7,500 withdrawal).

EXPLANATIONS:

     The Death Benefit at the beginning of Contract Years 1 through 4 is determined from the Contract Value at the end of the prior Contract Year plus the purchase payment made at the beginning of the year for which the computation is being made.

     The Death Benefit at the end of month 7 of Contract Year 5 is determined from the prior year's Contract Value plus the purchase payment made at the beginning of that year, minus the $7,500 withdrawn in the seventh month minus a $318.75 surrender charge assessed in connection with the withdrawal.

     The Death Benefit at the beginning of Contract Years 6 through 10 is determined from the Contract Value at the end of the prior Contract Year plus the purchase payment made at the beginning of the Year for which the computation is being made. Since the first day of Contract Year 6 is a minimum death benefit floor computation anniversary, a new death benefit floor amount is set at $8,506.

     The Death Benefit at the beginning of Contract Year 11 is determined solely from the prior Year's Contract Value. Since this is a minimum death benefit floor computation anniversary, a new death benefit floor amount is set at $42,610.

     The Death Benefit at the beginning of Contract Year 12 is determined from the minimum death benefit which is the most recently reset death benefit floor amount of $42,610. This is so because the Contract Value declined and no purchase payments or withdrawals occurred since the prior reset of the death benefit floor amount.

     The Death Benefit at the beginning of Contract Year 13 is determined from the minimum death benefit which is the most recently reset death benefit floor amount of $42,610 adjusted for the $5,000 withdrawal. The $36,762 results from $42,610 being multiplied by $31,432/$36,432.

     The Death Benefit at the beginning of Contract Year 14 is the minimum death benefit which is the most recently reset death benefit floor amount adjusted for the $5,000 withdrawal made since that floor amount was set, or $36,762.

     The Death Benefit at the beginning of Contract Year 15 is the minimum death benefit which is the most recently reset death benefit floor amount of $42,610 adjusted for both $5,000 withdrawals made since that floor amount was set. The $28,372 results from $42,610 being multiplied by $31,432/$36,432, and this result multiplied by $16,908/$21,908.

     The Death Benefit at the beginning of Contract Year 16 is the minimum death benefit which is the most recently reset death benefit floor amount of $42,610 adjusted for both $5,000 withdrawals made since that floor amount was set. The $28,372 results from

$42,610 being multiplied by $31,432/$36,432, and this result multiplied by $16,908/$21,908. Even though this is a death benefit floor computation anniversary, the death benefit floor amount is not reset since the Contract Value has not exceeded its previous high of $42,610 occurring in Contract Year
10. No purchase payments or withdrawals were made.

     The Death Benefit at the beginning of Contract Year 17 through 20 is the minimum death benefit which is the most recently reset death benefit floor amount of $42,610 adjusted for both $5,000 withdrawals made since that floor amount was set and adjusted further for the $10,000 purchase payment made on the first day of Contract Year 17.

--------------------------------------------------------------------------------------------------
                                       ACCUMULATED
BEGINNING                                  NET       END OF YEAR     END OF YEAR    BEGINNING YEAR
OF CONTRACT   PURCHASE                  PURCHASE     ACCUMULATION     CONTRACT          DEATH
YEAR          PAYMENTS   WITHDRAWALS    PAYMENTS      UNIT VALUE        VALUE          BENEFIT
--------------------------------------------------------------------------------------------------
  1           $ 2,000      $    0        $ 2,000       10.50000        $ 2,100         $ 2,000
  2           $ 2,000      $    0        $ 4,000       11.23500        $ 4,387         $ 4,100
  3           $ 2,500      $    0        $ 6,500       12.13380        $ 7,438         $ 6,887
  4           $ 3,000      $    0        $ 9,500       13.34718        $11,482         $10,438
  5           $ 4,000      $7,500        $ 6,000       14.81537        $ 8,506         $ 7,663
  6           $ 5,000      $    0        $11,000       16.59321        $15,127         $13,506
  7           $ 5,000      $    0        $16,000       18.25254        $22,139         $20,127
  8           $ 5,000      $    0        $21,000       19.71274        $29,310         $27,139
  9           $ 5,000      $    0        $26,000       20.89550        $36,369         $34,310
  10          $ 5,000      $    0        $31,000       21.52237        $42,610         $41,369
  11          $     0      $    0        $31,000       20.44625        $40,480         $42,610
  12          $     0      $    0        $31,000       18.40162        $36,432         $42,610
  13          $     0      $5,000        $26,000       15.64138        $26,717         $36,762
  14          $     0      $    0        $26,000       12.82593        $21,908         $36,762
  15          $     0      $5,000        $21,000       13.46723        $17,753         $28,372
  16          $     0      $    0        $21,000       14.14059        $18,641         $28,372
  17          $10,000      $    0        $31,000       14.14059        $28,641         $38,372
  18          $     0      $    0        $31,000       13.43356        $27,209         $38,372
  19          $     0      $    0        $31,000       13.43356        $27,209         $38,372
  20          $     0      $    0        $31,000       13.97090        $28,297         $38,372
--------------------------------------------------------------------------------------------------

                                       B-2